UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22736

Columbia ETF Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

October 31, 2018

COLUMBIA ETF TRUST I

Columbia Sustainable Global Equity Income ETF

Columbia Sustainable International Equity Income ETF

Columbia Sustainable U.S. Equity Income ETF

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.

Too often, investors change their investment strategy based on something that's happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won't be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.

We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:

Long-term focus

The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.

Discipline through up-and-down markets

Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.

Tax-awareness

Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.

Emotional objectivity

Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.

Education and guidance

The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.

By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.

Sincerely,

Christopher O. Petersen

President, Columbia ETF Trust I

Columbia ETF Trust I is managed by Columbia Management Investment Advisers, LLC and is distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC or its parent company, Ameriprise Financial, Inc.

© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia ETF Trust I | Annual Report 2018

Columbia Sustainable Global Equity Income ETF
Fund at a Glance	2
Manager Discussion of Fund Performance	5
Columbia Sustainable International Equity Income ETF
Fund at a Glance	7
Manager Discussion of Fund Performance	10
Columbia Sustainable U.S. Equity Income ETF
Fund at a Glance	12
Manager Discussion of Fund Performance	14
Understanding Your Fund's Expenses	16
Frequency Distribution of Premiums and Discounts	17
Portfolio of Investments	18
Statement of Assets and Liabilities	33
Statement of Operations	34
Statement of Changes in Net Assets	35
Financial Highlights	37
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	49
Federal Income Tax Information	50
Trustees and Officers	51
Approval of Investment Management Services Agreement	56
Additional Information	59

Columbia ETF Trust I | Annual Report 2018

FUND AT A GLANCE

Columbia Sustainable Global Equity Income ETF

Investment objective

Columbia Sustainable Global Equity Income ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Sustainable Global Equity Income 200 Index.

Portfolio management

Christopher Lo, CFA

Lead Portfolio Manager

Managed Fund since 2016

Michael Barclay

Portfolio Manager

Managed Fund since October 2018

Average annual total returns (%) (for period ended October 31, 2018)

	Inception	1 Year	Life
Market Price	06/13/16	-1.29	11.20
Net Asset Value	06/13/16	-0.94	10.83
Beta Advantage® Sustainable Global Equity Income 200 Index (Net)		-0.99	10.87
MSCI World Value Index (Net)		-1.43	8.90

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The Beta Advantage® Sustainable Global Equity Income 200 Index (Net) is designed to reflect the performance of the top 200 U.S. and foreign large and mid-cap companies (located in developed markets) within the MSCI World Index.

The MSCI World Value Index (Net) captures large and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the Beta Advantage® Sustainable Global Equity Income 200 Index (Net) and the MSCI World Value Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Columbia ETF Trust I | Annual Report 2018

FUND AT A GLANCE (continued)

Columbia Sustainable Global Equity Income ETF

Performance of a hypothetical $10,000 investment (June 13, 2016 — October 31, 2018)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Top ten holdings (%) (at October 31, 2018)

Omnicom Group, Inc. (United States)	1.0
AES Corp. (The) (United States)	1.0
Nielsen Holdings PLC (United States)	1.0
ONEOK, Inc. (United States)	1.0
Edison International (United States)	1.0
Juniper Networks, Inc. (United States)	1.0
CVS Health Corp. (United States)	1.0
Exxon Mobil Corp. (United States)	0.9
Gilead Sciences, Inc. (United States)	0.9
Macy's, Inc. (United States)	0.9

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments".

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country breakdown (%) (at October 31, 2018)

Australia	3.2
Canada	0.8
Chile	0.4
Denmark	0.4
Finland	0.4
France	1.8
Germany	2.7
Hong Kong	1.3
Israel	0.6
Italy	1.4
Japan	14.2
Jersey Island	0.4
Netherlands	1.3
Norway	0.7
Singapore	0.7
Spain	2.5
Sweden	1.3
Switzerland	0.2
United Kingdom	3.8
United States(a)	61.9
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Columbia ETF Trust I | Annual Report 2018

FUND AT A GLANCE (continued)

Columbia Sustainable Global Equity Income ETF

Equity sector breakdown (%) (at October 31, 2018)

Industrials	19.5
Financials	15.6
Materials	11.5
Information Technology	9.5
Consumer Staples	8.2
Communication Services	8.0
Consumer Discretionary	7.9
Energy	6.9
Utilities	6.4
Health Care	6.0
Real Estate	0.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Columbia ETF Trust I | Annual Report 2018

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Sustainable Global Equity Income ETF

For the 12-month period that ended October 31, 2018, the Fund returned -0.94% based on net asset value (NAV) and -1.29% based on market price. The Beta Advantage® Sustainable Global Equity Income 200 Index (Net), against which the performance of the Fund is measured, returned -0.99% during the same period. To compare, the MSCI World Value Index (Net) returned -1.43% for the same period.

The Fund had an NAV of $30.44 on October 31, 2017 and ended the period on October 31, 2018 with an NAV of $27.83. The Fund's market price on October 31, 2018 was $27.80 per share.

Global equities pressured by volatility spikes, trade wars, rising interest rates and political uncertainty

As the period began in November 2017, global equities overall enjoyed gains, as economic data across most major developed markets remained largely positive despite political concerns dominating headlines. Emerging market equities, too, posted robust performance, driven by a weaker U.S. dollar, commodities strength and rising earnings growth expectations.

January 2018 then roared in with large gains and new all-time highs for equity markets around the world, while February and March subsequently brought a record-setting volatility spike and, for many regions, the first 10%+ correction in two years. Following one of the strongest Januarys in recent memory, myriad investor concerns — inflation, rising interest rates and a disorderly unwind of short volatility trades, to name a few — triggered the downturn. Elevated volatility persisted, as fears of impending trade wars came to the fore by quarter end. Anticipatory indicators of economic activity also started to soften across much of the world, though data in the U.S. remained fairly resilient, supported by the stimulative impact of tax reform signed into law at the end of December 2017. Global equity markets declined for the first quarter. Still, weakness in the U.S. dollar buoyed the decline, as, when measured in local currencies, the declines were more substantial.

During the second quarter of 2018, a pickup in U.S. economic growth, powered by massive fiscal stimulus and first steps toward the possibility of improved relations with North Korea, helped boost investor confidence. U.S. stock prices generally rose, despite a late-quarter decline. However, the quarter represented a mixed outcome for U.S.-based investors in international equity markets. When measured in local currencies, the outcome was fairly positive. But strength in the U.S. dollar left U.S.-based investors with a modest loss when measured in U.S. dollars. Markets had to digest protectionist rhetoric from the U.S. Administration. Trade tariffs on select goods directly impacted certain industries, and indirect consequences included limited willingness of companies across a broad spectrum of industries to make long-term investments for fear the rules of the game could change. Emerging markets equities suffered their first quarterly loss since 2016, as headwinds from U.S.-China trade wars, a stronger U.S. dollar and rising U.S. Treasury yields negatively affected sentiment.

Tax cuts and increased government spending continued to fuel an expansion of U.S. economic growth during the third calendar quarter, despite a host of policy uncertainties, many of which remained focused on trade. The U.S. government reported a Gross Domestic Product growth rate of 4.2% for the second quarter of 2018, and preliminary third quarter data pointed to another solid advance. A robust labor market and rising wages figured strongly into the U.S. economy's strength. Despite questions about the housing market, existing home sales remained steady in August 2018 after four straight months of decline, according to the National Association of Realtors. In late September, the U.S. Federal Reserve raised the range on its key short-term interest rate, the federal funds rate, for the eighth time in this cycle and the fourth time during the annual period, from 2.00% to 2.25%, citing strong job growth and inflation in line with its 2.0% target.

Political uncertainty was a notable influence on the international equity markets during the third calendar quarter. The stalemate over Brexit weighed on investor sentiment, as the deadline for a deal crept closer. Politics in Italy also was a concern, as a coalition government was formed, joining two parties in an unlikely alliance. Pressures on emerging markets equities from the previous quarter diminished somewhat. However, ongoing weakness of the Argentinian peso and a decline in the Chinese stock market remained underlying stresses. Beyond the U.S., interest rates ticked higher across a number of major developed markets in response to building inflationary pressures. The end of the period was marked by a sharp uptick in volatility and global equity markets giving back earlier gains and then some.

Columbia ETF Trust I | Annual Report 2018

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Sustainable Global Equity Income ETF

Within the MSCI World Value Index, energy, consumer discretionary, utilities and consumer staples were the best performing sectors, while materials, industrials, real estate and financials were weakest. From a country perspective, Portugal, Finland, Ireland and Hong Kong were the strongest performing constituents of the MSCI World Value Index, while Sweden, Italy, Germany and France were weakest.

Index outpaced MSCI World Value Index

Index constituents in the energy, consumer discretionary and consumer staples sectors contributed most positively to the Index's results relative to the MSCI World Value Index during the period. Partially offsetting these positive contributors were Index constituents in the industrials, materials and financials sectors, which detracted from the Index's results relative to the MSCI World Value Index.

From a country perspective, Index constituents in the U.S., Finland and Hong Kong contributed most positively to the Index's results relative to the MSCI World Value Index. Conversely, Index constituents in Japan, the U.K. and Germany detracted the most from the Index's results relative to the MSCI World Value Index during the period.

Relative to the MSCI World Value Index, positions in fashion retailer Nordstrom, discount retailer Target and diversified power generation and utility company AES (0.69%, 0.78% and 1.02% of Fund net assets as of 10/31/18, respectively), each a U.S.-based company, contributed most positively. Each posted a robust double-digit positive absolute return during the period. Relative to the MSCI World Value Index, positions in home and office products retailer Newell Brands, non-governmental employment services provider ManpowerGroup and financial products and services provider Principal Financial Group (0.52%, 0.71% and 0.78% of Fund net assets as of 10/31/18, respectively), each based in the U.S., detracted most. Each generated a double-digit negative absolute return during the period.

Investing involves risks, including the risk of loss of principal. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is passively managed and seeks to track the performance of an index. The Fund may not sell a poorly performing security unless it was removed from the index. There is no guarantee that the index will achieve positive returns. Risk exists that the index provider may not follow its methodology for index construction. Errors may result in a negative fund performance. The Fund's net value will generally decline when the market value of its targeted index declines. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. ESG factors may cause the fund to forgo certain investment opportunities and/or exposures to certain industries, sectors or regions. Although the Fund's shares are listed on an exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained. The Fund may have portfolio turnover, which may cause an adverse cost impact. There may be additional portfolio turnover risk as active market trading of the Fund's shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions as well as tracking error to the Index and as high levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. See the Fund's prospectus for more information on these and other risks.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Columbia ETF Trust I | Annual Report 2018

FUND AT A GLANCE

Columbia Sustainable International Equity Income ETF

Investment objective

Columbia Sustainable International Equity Income ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Sustainable International Equity Income 100 Index.

Portfolio management

Christopher Lo, CFA

Lead Portfolio Manager

Managed Fund since 2016

Michael Barclay

Portfolio Manager

Managed Fund since October 2018

Average annual total returns (%) (for period ended October 31, 2018)

	Inception	1 Year	Life
Market Price	06/13/16	-9.30	8.68
Net Asset Value	06/13/16	-8.25	7.81
Beta Advantage® Sustainable International Equity Income 100 Index (Net)		-7.86	8.42
MSCI World ex USA Value Index (Net)		-7.54	7.66

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The Beta Advantage® Sustainable International Equity Income 100 Index (Net) is designed to reflect the performance of the top 100 (developed markets) foreign large- and mid-cap companies (excluding real estate investment trusts) using a subset of the MSCI World ex USA Index, ranked and weighted according to a composite factor score determined through the application of a systematic, rules-based methodology applied by MSCI.

The MSCI World ex USA Value Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets that have value characteristics. The Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the Beta Advantage® Sustainable International Equity Income 100 Index (Net) and the MSCI World ex USA Value Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Columbia ETF Trust I | Annual Report 2018

FUND AT A GLANCE (continued)

Columbia Sustainable International Equity Income ETF

Performance of a hypothetical $10,000 investment (June 13, 2016 — October 31, 2018)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Top ten holdings (%) (at October 31, 2018)

ITOCHU Corp. (Japan)	1.6
Toyota Tsusho Corp. (Japan)	1.6
ORIX Corp. (Japan)	1.5
Mitsui & Co. Ltd. (Japan)	1.5
PCCW Ltd. (Hong Kong)	1.5
Enagas SA (Spain)	1.5
Fortescue Metals Group Ltd. (Australia)	1.5
Sumitomo Chemical Co. Ltd. (Japan)	1.4
Atlantia SpA (Italy)	1.4
Rio Tinto Ltd. (Australia)	1.4

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments".

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country breakdown (%) (at October 31, 2018)

Australia	8.4
Canada	2.2
Chile	1.0
Denmark	1.0
Finland	1.1
France	4.6
Germany	7.0
Hong Kong	3.4
Israel	1.5
Italy	3.6
Japan	37.1
Jersey Island	1.0
Netherlands	3.5
Norway	1.8
Singapore	1.8
Spain	6.7
Sweden	3.4
Switzerland	0.6
United Kingdom	10.0
United States(a)	0.3
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Columbia ETF Trust I | Annual Report 2018

FUND AT A GLANCE (continued)

Columbia Sustainable International Equity Income ETF

Equity sector breakdown (%) (at October 31, 2018)

Industrials	22.3
Materials	21.2
Financials	13.0
Communication Services	11.5
Consumer Discretionary	7.4
Consumer Staples	6.1
Energy	5.8
Health Care	4.7
Information Technology	3.4
Utilities	3.3
Real Estate	1.3
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Columbia ETF Trust I | Annual Report 2018

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Sustainable International Equity Income ETF

For the 12-month period that ended October 31, 2018, the Fund returned -8.25% based on net asset value (NAV) and -9.30% based on market price. The Beta Advantage® Sustainable International Equity Income 100 Index (the Index), against which the performance of the Fund is measured, returned -7.86% during the same period. To compare, the MSCI World ex USA Value Index (net) returned -7.54% for the same period.

The Fund had an NAV of $30.59 on October 31, 2017 and ended the period on October 31, 2018 with an NAV of $26.68. The Fund's market price on October 31, 2018 was $26.55 per share.

International equities pressured by volatility spikes, trade wars and political uncertainty

As the period began in November 2017, international equities overall enjoyed gains, as economic data across most major developed markets remained largely positive despite political concerns dominating headlines. Emerging market equities, too, posted robust performance, driven by a weaker U.S. dollar, commodities strength and rising earnings growth expectations.

January 2018 then roared in with large gains and new all-time highs for equity markets around the world, while February and March subsequently brought a record-setting volatility spike and, for many regions, the first 10%+ correction in two years. Following one of the strongest Januarys in recent memory, myriad investor concerns — inflation, rising interest rates and a disorderly unwind of short volatility trades, to name a few — triggered the downturn. Elevated volatility persisted, as fears of impending trade wars came to the fore by quarter end. Anticipatory indicators of economic activity also started to soften across much of the world. International equity markets declined for the first quarter. Still, weakness in the U.S. dollar buoyed the decline, as, when measured in local currencies, the declines were more substantial.

The second quarter of 2018 represented a mixed outcome for U.S.-based investors in international equity markets. When measured in local currencies, the outcome was fairly positive. However, strength in the U.S. dollar left U.S.-based investors with a modest loss when measured in U.S. dollars. Markets had to digest protectionist rhetoric from the U.S. Administration. Trade tariffs on select goods directly impacted certain industries, and indirect consequences included limited willingness of companies across a broad spectrum of industries to make long-term investments for fear the rules of the game could change. Emerging markets equities suffered their first quarterly loss since 2016, as headwinds from U.S.-China trade wars, a stronger U.S. dollar and rising U.S. Treasury yields negatively affected investor sentiment.

Political uncertainty was a notable influence on the international equity markets during the third calendar quarter. The stalemate over Brexit weighed on investor sentiment, as the deadline for a deal crept closer. Politics in Italy also was a concern, as a coalition government was formed, joining two parties in an unlikely alliance. Pressures on emerging markets equities from the previous quarter diminished somewhat. However, ongoing weakness of the Argentinian peso and a decline in the Chinese stock market remained underlying stresses. Interest rates ticked higher across a number of major developed markets in response to building inflationary pressures. The end of the period was marked by a sharp uptick in volatility and international equity markets giving back earlier gains and then some.

Within the MSCI World ex USA Value Index, energy was by far the best performing sector, followed at some distance by utilities, consumer staples and information technology. Industrials, materials and consumer discretionary were weakest. From a country perspective, Portugal, Finland, the Netherlands and Hong Kong were the strongest performing constituents of the MSCI World ex USA Value Index, while Sweden, Italy, Germany and France were weakest.

Index modestly lagged MSCI World ex USA Value Index

Index constituents in the industrials, materials and financials sectors detracted most from the Index's results relative to the MSCI World ex USA Value Index during the period. Partially offsetting these detractors were the energy, utilities and consumer staples sectors, which contributed positively.

Columbia ETF Trust I | Annual Report 2018

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Sustainable International Equity Income ETF

From a country perspective, Index constituents in Japan, the U.K. and Germany detracted the most from the Index's results relative to the MSCI World ex USA Value Index. Conversely, Index constituents in Finland, Hong Kong and Portugal contributed most positively to the Index's results relative to the MSCI World ex USA Value Index during the period.

Relative to the MSCI World ex USA Value Index, positions in U.K. commercial services provider Capita, Italy-based transport infrastructure manager Atlantia and Swedish appliance manufacturer Electrolux detracted most. Each generated a double-digit negative absolute return during the period. Relative to the MSCI World ex USA Value Index, positions in Japanese petroleum and petroleum products importer, refiner and distributer Showa Shell Sekiyu, Finland-based oil refining and market company Neste and Netherlands-based consumer staples retailer Koninklijke Ahold Delhaize contributed most positively. Each posted a robust double-digit positive absolute return during the period.

Investing involves risks, including the risk of loss of principal. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is passively managed and seeks to track the performance of an index. The Fund may not sell a poorly performing security unless it was removed from the index. There is no guarantee that the index will achieve positive returns. Risk exists that the index provider may not follow its methodology for index construction. Errors may result in a negative fund performance. The Fund's net value will generally decline when the market value of its targeted index declines. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. ESG factors may cause the fund to forgo certain investment opportunities and/or exposures to certain industries, sectors or regions. Additional information regarding the risks of this investment is available in the prospectus. Although the Fund's shares are listed on an exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained. The Fund may have portfolio turnover, which may cause an adverse cost impact. There may be additional portfolio turnover risk as active market trading of the Fund's shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions as well as tracking error to the Index and as high levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. See the Fund's prospectus for more information on these and other risks.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Columbia ETF Trust I | Annual Report 2018

FUND AT A GLANCE

Columbia Sustainable U.S. Equity Income ETF

Investment objective

Columbia Sustainable U.S. Equity Income ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Sustainable U.S. Equity Income 100 Index.

Portfolio management

Christopher Lo, CFA

Lead Portfolio Manager

Managed Fund since 2016

Michael Barclay

Portfolio Manager

Managed Fund since October 2018

Average Annual Total Returns (%) (for period ended October 31, 2018)

	Inception	1 Year	Life
Market Price	06/13/16	4.51	13.05
Net Asset Value	06/13/16	4.35	12.86
Beta Advantage® Sustainable U.S. Equity Income 100 Index (Gross)		4.73	13.32
MSCI USA Value Index (Gross)		3.56	10.51

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The Beta Advantage® Sustainable U.S. Equity Income 100 Index (Gross) is designed to reflect the performance of the top 100 U.S. large and mid-cap companies (excluding real estate investment trusts) using a subset of the MSCI USA Index, ranked and weighted according to a composite factor score determined through the application of a systematic, rules-based methodology applied by MSCI.

The MSCI USA Value Index (Gross) captures large and mid-cap US securities exhibiting overall value style characteristics. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Columbia ETF Trust I | Annual Report 2018

FUND AT A GLANCE (continued)

Columbia Sustainable U.S. Equity Income ETF

Performance of a hypothetical $10,000 investment (June 13, 2016 — October 31, 2018)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Top ten holdings (%) (at October 31, 2018)

Omnicom Group, Inc.	1.7
AES Corp. (The)	1.7
Nielsen Holdings PLC	1.6
ONEOK, Inc.	1.6
Edison International	1.5
Juniper Networks, Inc.	1.5
CVS Health Corp.	1.5
Exxon Mobil Corp.	1.5
Gilead Sciences, Inc.	1.4
Macy's, Inc.	1.4

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments".

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio breakdown (%) (at October 31, 2018)

Common Stocks	99.6
Money Market Fund	0.4
Total Investments	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity sector breakdown (%) (at October 31, 2018)

Industrials	17.7
Financials	17.3
Information Technology	13.3
Consumer Staples	9.5
Utilities	8.3
Consumer Discretionary	8.2
Energy	7.6
Health Care	6.8
Communication Services	5.9
Materials	5.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Columbia ETF Trust I | Annual Report 2018

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Sustainable U.S. Equity Income ETF

For the 12-month period that ended October 31, 2018, the Fund returned 4.35% based on net asset value (NAV) and 4.51% based on market price. The Beta Advantage® Sustainable U.S. Equity Income 100 Index (Gross), against which the performance of the Fund is measured, returned 4.73% during the same period. To compare, the MSCI USA Value Index (Gross) returned 3.56% for the same period.

The Fund had an NAV of $30.30 on October 31, 2017 and ended the period on October 31, 2018 with an NAV of $28.25. The Fund's market price on October 31, 2018 was $28.31 per share.

U.S. equities pressured by rising interest rates and unfolding trade wars

The U.S. equity markets got off to a strong start early in the period but gave back much of these gains during the first quarter of 2018, as investors worried about rising interest rates and the potential for escalation in an unfolding trade war. Bonds were also hurt by rising interest rates. (Remember, bond prices and interest rates move in opposite directions.) These market results were cast against a backdrop of tepid economic growth compared with the prior three calendar quarters.

During the second quarter of 2018, a pickup in U.S. economic growth, powered by massive fiscal stimulus and first steps toward the possibility of improved relations with North Korea, helped boost investor confidence. U.S. stock prices generally rose, despite a late-quarter decline, while rising interest rates continued to weigh on bond prices.

Tax cuts and increased government spending continued to fuel an expansion of U.S. economic growth during the third calendar quarter, despite a host of policy uncertainties, many of which remained focused on trade. The government reported a U.S. Gross Domestic Product growth rate of 4.2% for the second quarter of 2018, and preliminary third quarter data pointed to another solid advance. A robust labor market and rising wages figured strongly into the economy's strength. Despite questions about the housing market, existing home sales remained steady in August 2018 after four straight months of decline, according to the National Association of Realtors.

In late September, the U.S. Federal Reserve raised the range on its key short-term interest rate, the federal funds rate, for the eighth time in this cycle and the fourth time during the period, from 2.00% to 2.25%, citing strong job growth and inflation in line with its 2.0% target. The end of the period was marked by a sharp uptick in volatility, and U.S. equity markets giving back most of the gains earned during the period.

Within the broad U.S. equity market, large-cap stocks led mid-cap and small-cap stocks, and growth stocks outperformed value stocks across the capitalization spectrum. Within the MSCI USA Value Index, communication services and consumer discretionary were the best performing sectors, while materials and financials were weakest.

Index outpaced MSCI USA Value Index during period

Index constituents in the consumer discretionary, energy and consumer staples sectors contributed most positively to the Index's results relative to the MSCI USA Value Index during the period. Partially offsetting these positive contributors were Index constituents in the financials, materials and industrials sectors, which detracted from the Index's results relative to the MSCI USA Value Index.

Relative to the MSCI USA Value Index, positions in discount retailer Target, fashion retailer Nordstrom and diversified power generation and utility company AES (1.26%, 1.12% and 1.66% of Fund net assets as of 10/31/18, respectively) contributed most positively. Each posted a robust double-digit positive absolute return during the period. Relative to the MSCI USA Value Index, positions in home and office products retailer Newell Brands, non-governmental employment services provider ManpowerGroup and financial products and services provider Principal Financial Group (0.84%, 1.15% and 1.27% of Fund net assets as of 10/31/18, respectively) detracted most. Each generated a double-digit negative absolute return during the period.

Investing involves risks, including the risk of loss of principal. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is passively managed and seeks to track the performance of an

Columbia ETF Trust I | Annual Report 2018

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Sustainable U.S. Equity Income ETF

index. The Fund may not sell a poorly performing security unless it was removed from the index. There is no guarantee that the index will achieve positive returns. Risk exists that the index provider may not follow its methodology for index construction. Errors may result in a negative fund performance. The Fund's net value will generally decline when the market value of its targeted index declines. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. ESG factors may cause the fund to forgo certain investment opportunities and/or exposures to certain industries, sectors or regions. Additional information regarding the risks of this investment is available in the prospectus. Although the Fund's shares are listed on an exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained. The Fund may have portfolio turnover, which may cause an adverse cost impact. There may be additional portfolio turnover risk as active market trading of the Fund's shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions as well as tracking error to the Index and as high levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. See the Fund's prospectus for more information on these and other risks.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Columbia ETF Trust I | Annual Report 2018

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an initial investment of $1,000 invested at the beginning of the period and held for the period ended October 31, 2018.

Actual Expenses

The information under each column in the table below entitled "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled "Expenses Paid for the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information under each column in the table entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

May 1, 2018 — October 31, 2018

	Beginning account value ($)		Ending account value ($)		Expenses paid for the period ($)		Annualized expense ratios for the period (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Sustainable Global Equity Income ETF	1,000.00	1,000.00	943.40	1,023.19	1.96	2.04	0.40
Columbia Sustainable International Equity Income ETF	1,000.00	1,000.00	897.60	1,022.94	2.15	2.29	0.45
Columbia Sustainable U.S. Equity Income ETF	1,000.00	1,000.00	975.50	1,023.44	1.74	1.79	0.35

Expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non- affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Columbia ETF Trust I | Annual Report 2018

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(Unaudited)

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. The following information shows the frequency distributions of premiums and discounts for each of the Funds.

The information shown for each Fund is for the period from inception date of such Fund through October 31, 2018.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

	Market Price Above or Equal to NAV	Market Price Below NAV
Basis Point Differential	Number of Days	Number of Days
Columbia Sustainable Global Equity Income ETF June 13, 2016 – October 31, 2018
0 - 49.9	490	68
50 - 99.9	42	3
100 - 199.9	0	0
> 200	0	0
Total	532	71
	Market Price Above or Equal to NAV	Market Price Below NAV
Basis Point Differential	Number of Days	Number of Days
Columbia Sustainable International Equity Income ETF June 13, 2016 – October 31, 2018
0 - 49.9	282	140
50 - 99.9	118	34
100 - 199.9	18	9
> 200	1	1
Total	419	184
	Market Price Above or Equal to NAV	Market Price Below NAV
Basis Point Differential	Number of Days	Number of Days
Columbia Sustainable U.S. Equity Income ETF June 13, 2016 – October 31, 2018
0 - 49.9	534	67
50 - 99.9	2	0
100 - 199.9	0	0
> 200	0	0
Total	536	67

Columbia ETF Trust I | Annual Report 2018

PORTFOLIO OF INVESTMENTS

Columbia Sustainable Global Equity Income ETF

October 31, 2018

(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks 99.1%

Issuer	Shares	Value ($)
Australia 3.2%
BHP Billiton Ltd.	1,290	29,449
BHP Billiton PLC	1,774	35,415
Caltex Australia Ltd.	893	17,886
Fortescue Metals Group Ltd.	13,680	38,783
Rio Tinto Ltd.	691	37,417
Rio Tinto PLC	755	36,693
Telstra Corp. Ltd.	12,005	26,206
Total		221,849
Canada 0.8%
Atco Ltd. Class I	468	13,677
Magna International, Inc.	330	16,286
Metro, Inc.	514	16,168
Open Text Corp.	377	12,758
Total		58,889
Chile 0.4%
Antofagasta PLC	2,601	26,082
Denmark 0.4%
Carlsberg A/S Class B	246	27,145
Finland 0.4%
UPM-Kymmene OYJ	914	29,422
France 1.8%
BNP Paribas SA	555	29,009
Eiffage SA	259	25,361
Ingenico Group SA	259	18,382
Publicis Groupe SA	490	28,448
Vinci SA	228	20,377
Total		121,577
Germany 2.7%
Bayer AG	287	22,041
Deutsche Telekom AG	1,128	18,526
Fresenius Medical Care AG & Co. KGaA	187	14,687
HeidelbergCement AG	308	20,939
Henkel AG & Co. KGaA	172	16,877

Common Stocks (continued)

Issuer	Shares	Value ($)
HOCHTIEF AG	175	25,975
KION Group AG	262	15,348
Merck KGaA	151	16,189
ProSiebenSat.1 Media SE	1,557	36,024
Total		186,606
Hong Kong 1.3%
HKT Trust & HKT Ltd.	26,402	36,373
PCCW Ltd.	72,449	39,739
Swire Properties Ltd.	3,885	13,257
Total		89,369
Israel 0.6%
Bank Hapoalim B.M.	2,985	20,209
Mizrahi Tefahot Bank Ltd.	1,206	20,308
Total		40,517
Italy 1.4%
Atlantia SpA	1,870	37,630
Enel SpA	6,228	30,584
Snam SpA	6,843	28,331
Total		96,545
Japan 14.1%
Alfresa Holdings Corp.	957	25,567
Astellas Pharma, Inc.	1,988	30,774
Daicel Corp.	2,646	28,018
Dai-ichi Life Holdings, Inc.	1,283	24,283
Electric Power Development Co. Ltd.	765	20,844
Fuji Electric Co. Ltd.	589	18,058
FUJIFILM Holdings Corp.	641	27,792
Hitachi Construction Machinery Co. Ltd.	1,282	34,193
ITOCHU Corp.	2,366	43,922
JXTG Holdings, Inc.	4,940	33,670
Kajima Corp.	2,678	34,550
KDDI Corp.	627	15,637
LIXIL Group Corp.	2,126	33,532
Mitsubishi Chemical Holdings Corp.	4,788	37,382

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable Global Equity Income ETF

October 31, 2018

(Percentages represent value of investments compared to net assets)

Common Stocks (continued)

Issuer	Shares	Value ($)
Mitsubishi Electric Corp.	1,930	24,515
Mitsubishi Materials Corp.	906	25,128
Mitsubishi UFJ Lease & Finance Co. Ltd.	6,435	33,129
Mitsui & Co. Ltd.	2,413	40,315
Mitsui Chemicals, Inc.	1,391	31,245
Nikon Corp.	1,728	30,118
Nippon Steel & Sumitomo Metal Corp.	1,533	28,349
Nippon Telegraph & Telephone Corp.	712	29,968
NTT DOCOMO, Inc.	1,010	25,457
ORIX Corp.	2,519	41,092
Resona Holdings, Inc.	5,518	29,092
Shimizu Corp.	1,766	14,334
Sompo Holdings, Inc.	548	22,725
Sumitomo Chemical Co. Ltd.	7,516	37,695
Sumitomo Mitsui Financial Group, Inc.	923	36,101
Taisei Corp.	739	31,661
Teijin Ltd.	1,928	33,484
Toyota Tsusho Corp.	1,195	43,255
Yamaguchi Financial Group, Inc.	1,585	16,755
Total		982,640
Jersey Island 0.4%
Randgold Resources Ltd.	356	27,975
Netherlands 1.3%
Heineken Holding NV	263	22,796
Koninklijke Ahold Delhaize NV	1,187	27,208
Koninklijke KPN NV	9,394	24,864
Randstad NV	356	17,970
Total		92,838
Norway 0.7%
DNB ASA	985	17,878
Norsk Hydro ASA	5,512	28,698
Total		46,576

Common Stocks (continued)

Issuer	Shares	Value ($)
Singapore 0.7%
CapitaLand Ltd.	9,633	21,843
Jardine Cycle & Carriage Ltd.	1,181	25,815
Total		47,658
Spain 2.5%
ACS Actividades de Construccion y Servicios SA	925	34,701
Amadeus IT Group SA	211	17,017
Banco de Sabadell SA	23,055	30,433
Enagas SA	1,469	39,015
Red Electrica Corp. SA	1,006	20,859
Repsol SA	1,928	34,570
Total		176,595
Sweden 1.3%
Boliden AB	1,263	28,902
Electrolux AB Series B	1,488	30,966
Hexagon AB Class B	262	12,859
Sandvik AB	1,069	16,948
Total		89,675
Switzerland 0.2%
Sonova Holding AG	90	14,723
United Kingdom 3.8%
3i Group PLC	2,026	22,734
Barratt Developments PLC	4,656	30,579
Imperial Brands PLC	753	25,526
Intertek Group PLC	219	13,118
Marks & Spencer Group PLC	6,818	25,787
Meggitt PLC	2,937	19,882
RELX PLC	774	15,329
Royal Mail PLC	6,289	28,848
Taylor Wimpey PLC	17,989	37,121
Vodafone Group PLC	11,499	21,719
Wm Morrison Supermarkets PLC	8,046	25,507
Total		266,150

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable Global Equity Income ETF

October 31, 2018

(Percentages represent value of investments compared to net assets)

Common Stocks (continued)

Issuer	Shares	Value ($)
United States 61.1%
AES Corp. (The)	4,865	70,932
Allegion PLC	407	34,892
Allstate Corp. (The)	457	43,744
American Electric Power Co., Inc.	556	40,788
American Express Co.	257	26,402
Ameriprise Financial, Inc.(a)	343	43,644
AmerisourceBergen Corp.	448	39,424
Amgen, Inc.	237	45,691
Apple, Inc.	142	31,078
Archer-Daniels-Midland Co.	549	25,940
AT&T, Inc.	1,621	49,732
Avery Dennison Corp.	350	31,752
Baker Hughes a GE Co.	764	20,391
Bank of New York Mellon Corp. (The)	899	42,550
Best Buy Co., Inc.	608	42,657
Boeing Co. (The)	158	56,068
Bunge Ltd.	494	30,529
Campbell Soup Co.	1,359	50,840
Cardinal Health, Inc.	977	49,436
CenturyLink, Inc.	2,854	58,907
Cisco Systems, Inc.	1,193	54,580
Citigroup, Inc.	876	57,343
Citizens Financial Group, Inc.	1,457	54,419
Comerica, Inc.	276	22,511
Conagra Brands, Inc.	804	28,622
Cummins, Inc.	354	48,388
CVS Health Corp.	910	65,875
Delta Air Lines, Inc.	1,052	57,576
DTE Energy Co.	460	51,704
Ecolab, Inc.	160	24,504
Edison International	953	66,129
Estee Lauder Cos., Inc. (The) Class A	207	28,450
Exelon Corp.	705	30,886
Exxon Mobil Corp.	786	62,628

Common Stocks (continued)

Issuer	Shares	Value ($)
FLIR Systems, Inc.	394	18,246
Fluor Corp.	500	21,930
Fortune Brands Home & Security, Inc.	622	27,884
Franklin Resources, Inc.	1,938	59,109
Gap, Inc. (The)	1,248	34,070
General Mills, Inc.	1,204	52,735
Gilead Sciences, Inc.	883	60,203
Goldman Sachs Group, Inc. (The)	136	30,650
Hanesbrands, Inc.	2,374	40,738
Honeywell International, Inc.	186	26,937
Hormel Foods Corp.	965	42,113
HP, Inc.	2,305	55,643
Huntington Ingalls Industries, Inc.	163	35,612
Ingersoll-Rand PLC	524	50,273
Ingredion, Inc.	501	50,691
International Business Machines Corp.	393	45,364
JM Smucker Co. (The)	483	52,319
Juniper Networks, Inc.	2,254	65,975
KeyCorp	1,544	28,039
L3 Technologies, Inc.	199	37,705
Lam Research Corp.	361	51,165
Lockheed Martin Corp.	148	43,490
Lowe's Cos., Inc.	381	36,279
Macy's, Inc.	1,729	59,287
ManpowerGroup, Inc.	643	49,054
Morgan Stanley	1,210	55,249
Newell Brands, Inc.	2,251	35,746
Newmont Mining Corp.	1,666	51,513
NextEra Energy, Inc.	242	41,745
Nielsen Holdings PLC	2,594	67,392
Nordstrom, Inc.	725	47,683
Northrop Grumman Corp.	84	22,004
Nucor Corp.	668	39,492
Occidental Petroleum Corp.	558	37,425
Omnicom Group, Inc.	957	71,124

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable Global Equity Income ETF

October 31, 2018

(Percentages represent value of investments compared to net assets)

Common Stocks (continued)

Issuer	Shares	Value ($)
ONEOK, Inc.	1,021	66,978
Oracle Corp.	1,033	50,452
Owens Corning	652	30,820
Parker-Hannifin Corp.	224	33,965
PepsiCo, Inc.	379	42,592
Phillips 66	386	39,689
PNC Financial Services Group, Inc. (The)	408	52,424
PPG Industries, Inc.	330	34,680
Principal Financial Group, Inc.	1,154	54,319
Progressive Corp. (The)	346	24,116
Prudential Financial, Inc.	599	56,174
Quest Diagnostics, Inc.	319	30,021
Regions Financial Corp.	1,521	25,811
Robert Half International, Inc.	413	24,999
SCANA Corp.	685	27,434
Schlumberger Ltd.	943	48,385
Seagate Technology PLC	870	35,000
Sempra Energy	220	24,226
Skyworks Solutions, Inc.	495	42,946
Snap-on, Inc.	306	47,106
Southwest Airlines Co.	714	35,057

Common Stocks (continued)

Issuer	Shares	Value ($)
State Street Corp.	393	27,019
Target Corp.	645	53,941
TE Connectivity Ltd.	367	27,679
Texas Instruments, Inc.	324	30,077
Travelers Cos., Inc. (The)	250	31,282
Valero Energy Corp.	539	49,098
Verizon Communications, Inc.	743	42,418
Walt Disney Co. (The)	236	27,100
Western Union Co. (The)	3,062	55,238
WestRock Co.	1,142	49,072
Total		4,254,014
Total Common Stocks (Cost $6,807,706)		6,896,845

Money Market Funds 0.6%

	Shares	Value ($)
Goldman Sachs Financial Square Funds — Treasury Instruments Fund, Institutional Shares, 2.053%(b) (Cost $39,278)	39,278	39,278
Total Investments in Securities (Cost $6,846,984)		6,936,123
Other Assets & Liabilities, Net		22,397
Net Assets		6,958,520

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain/ (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividend — affiliated issuers ($)	Value ($)
Ameriprise Financial, Inc.	307	137	(101)	343	2,455	(10,745)	1,040	43,644

(b)  The rate shown is the seven-day current annualized yield at October 31, 2018.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable Global Equity Income ETF

October 31, 2018

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

• Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable Global Equity Income ETF

October 31, 2018

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2018:

	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Common Stocks
Australia	221,849	—	—	221,849
Canada	58,889	—	—	58,889
Chile	26,082	—	—	26,082
Denmark	27,145	—	—	27,145
Finland	29,422	—	—	29,422
France	121,577	—	—	121,577
Germany	186,606	—	—	186,606
Hong Kong	89,369	—	—	89,369
Israel	40,517	—	—	40,517
Italy	96,545	—	—	96,545
Japan	982,640	—	—	982,640
Jersey Island	27,975	—	—	27,975
Netherlands	92,838	—	—	92,838
Norway	46,576	—	—	46,576
Singapore	47,658	—	—	47,658
Spain	176,595	—	—	176,595
Sweden	89,675	—	—	89,675
Switzerland	14,723	—	—	14,723
United Kingdom	266,150	—	—	266,150
United States	4,254,014	—	—	4,254,014
Total Common Stocks	6,896,845	—	—	6,896,845
Money Market Funds	39,278	—	—	39,278
Total Investments in Securities	6,936,123	—	—	6,936,123

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

PORTFOLIO OF INVESTMENTS

Columbia Sustainable International Equity Income ETF

October 31, 2018

(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks 99.0%

Issuer	Shares	Value ($)
Australia 8.3%
BHP Billiton Ltd.	6,445	147,132
BHP Billiton PLC	8,864	176,957
Caltex Australia Ltd.	4,463	89,391
Fortescue Metals Group Ltd.	68,355	193,786
Rio Tinto Ltd.	3,451	186,867
Rio Tinto PLC	3,774	183,413
Telstra Corp. Ltd.	59,985	130,944
Total		1,108,490
Canada 2.2%
Atco Ltd. Class I	2,338	68,329
Magna International, Inc.	1,648	81,330
Metro, Inc.	2,567	80,748
Open Text Corp.	1,883	63,720
Total		294,127
Chile 1.0%
Antofagasta PLC	12,997	130,331
Denmark 1.0%
Carlsberg A/S Class B	1,232	135,947
Finland 1.1%
UPM-Kymmene OYJ	4,567	147,011
France 4.6%
BNP Paribas SA	2,773	144,938
Eiffage SA	1,294	126,706
Ingenico Group SA	1,296	91,982
Publicis Groupe SA	2,447	142,067
Vinci SA	1,141	101,977
Total		607,670
Germany 7.0%
Bayer AG	1,436	110,282
Deutsche Telekom AG	5,634	92,530
Fresenius Medical Care AG & Co. KGaA	935	73,438
HeidelbergCement AG	1,538	104,558
Henkel AG & Co. KGaA	859	84,287

Common Stocks (continued)

Issuer	Shares	Value ($)
HOCHTIEF AG	874	129,727
KION Group AG	1,307	76,562
Merck KGaA	756	81,050
ProSiebenSat.1 Media SE	7,779	179,982
Total		932,416
Hong Kong 3.3%
HKT Trust & HKT Ltd.	131,920	181,741
PCCW Ltd.	361,991	198,556
Swire Properties Ltd.	19,413	66,242
Total		446,539
Israel 1.5%
Bank Hapoalim B.M.	14,870	100,673
Mizrahi Tefahot Bank Ltd.	6,007	101,155
Total		201,828
Italy 3.6%
Atlantia SpA	9,342	187,989
Enel SpA	31,118	152,809
Snam SpA	34,189	141,548
Total		482,346
Japan 36.8%
Alfresa Holdings Corp.	4,782	127,754
Astellas Pharma, Inc.	9,934	153,779
Daicel Corp.	13,221	139,995
Dai-ichi Life Holdings, Inc.	6,409	121,303
Electric Power Development Co. Ltd.	3,825	104,221
Fuji Electric Co. Ltd.	2,945	90,290
FUJIFILM Holdings Corp.	3,202	138,828
Hitachi Construction Machinery Co. Ltd.	6,403	170,777
ITOCHU Corp.	11,819	219,404
JXTG Holdings, Inc.	24,680	168,215
Kajima Corp.	13,381	172,635
KDDI Corp.	3,133	78,134
LIXIL Group Corp.	10,622	167,535
Mitsubishi Chemical Holdings Corp.	23,924	186,783

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable International Equity Income ETF

October 31, 2018

(Percentages represent value of investments compared to net assets)

Common Stocks (continued)

Issuer	Shares	Value ($)
Mitsubishi Electric Corp.	9,643	122,487
Mitsubishi Materials Corp.	4,526	125,527
Mitsubishi UFJ Lease & Finance Co. Ltd.	32,154	165,535
Mitsui & Co. Ltd.	12,056	201,423
Mitsui Chemicals, Inc.	6,949	156,092
Nikon Corp.	8,636	150,521
Nippon Steel & Sumitomo Metal Corp.	7,662	141,692
Nippon Telegraph & Telephone Corp.	3,560	149,838
NTT DOCOMO, Inc.	5,046	127,184
ORIX Corp.	12,586	205,315
Resona Holdings, Inc.	27,571	145,361
Shimizu Corp.	8,825	71,629
Sompo Holdings, Inc.	2,740	113,625
Sumitomo Chemical Co. Ltd.	37,552	188,334
Sumitomo Mitsui Financial Group, Inc.	4,614	180,463
Taisei Corp.	3,690	158,089
Teijin Ltd.	9,634	167,318
Toyota Tsusho Corp.	5,970	216,095
Yamaguchi Financial Group, Inc.	7,918	83,702
Total		4,909,883
Jersey Island 1.0%
Randgold Resources Ltd.	1,777	139,639
Netherlands 3.5%
Heineken Holding NV	1,316	114,069
Koninklijke Ahold Delhaize NV	5,932	135,971
Koninklijke KPN NV	46,937	124,233
Randstad NV	1,781	89,900
Total		464,173
Norway 1.7%
DNB ASA	4,923	89,352
Norsk Hydro ASA	27,539	143,381
Total		232,733

Common Stocks (continued)

Issuer	Shares	Value ($)
Singapore 1.8%
CapitaLand Ltd.	48,130	109,134
Jardine Cycle & Carriage Ltd.	5,901	128,988
Total		238,122
Spain 6.6%
ACS Actividades de Construccion y Servicios SA	4,623	173,433
Amadeus IT Group SA	1,056	85,167
Banco de Sabadell SA	115,196	152,059
Enagas SA	7,338	194,888
Red Electrica Corp. SA	5,025	104,192
Repsol SA	9,634	172,742
Total		882,481
Sweden 3.4%
Boliden AB	6,312	144,442
Electrolux AB Series B	7,437	154,766
Hexagon AB Class B	1,310	64,298
Sandvik AB	5,342	84,692
Total		448,198
Switzerland 0.6%
Sonova Holding AG	449	73,450
United Kingdom 10.0%
3i Group PLC	10,124	113,603
Barratt Developments PLC	23,263	152,783
Imperial Brands PLC	3,761	127,493
Intertek Group PLC	1,093	65,472
Marks & Spencer Group PLC	34,065	128,838
Meggitt PLC	14,676	99,349
RELX PLC	3,869	76,626
Royal Mail PLC	31,423	144,141
Taylor Wimpey PLC	89,885	185,484
Vodafone Group PLC	57,456	108,521
Wm Morrison Supermarkets PLC	40,204	127,451
Total		1,329,761
Total Common Stocks (Cost $14,530,577)		13,205,145

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable International Equity Income ETF

October 31, 2018

(Percentages represent value of investments compared to net assets)

Money Market Funds 0.3%

	Shares	Value ($)
Goldman Sachs Financial Square Funds — Treasury Instruments Fund, Institutional Shares, 2.053%(a) (Cost $39,832)	39,832	39,832
Total Investments in Securities (Cost $14,570,409)		13,244,977
Other Assets & Liabilities, Net		97,808
Net Assets		13,342,785

Notes to Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at October 31, 2018.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

• Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable International Equity Income ETF

October 31, 2018

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2018:

	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Common Stocks
Australia	1,108,490	—	—	1,108,490
Canada	294,127	—	—	294,127
Chile	130,331	—	—	130,331
Denmark	135,947	—	—	135,947
Finland	147,011	—	—	147,011
France	607,670	—	—	607,670
Germany	932,416	—	—	932,416
Hong Kong	446,539	—	—	446,539
Israel	201,828	—	—	201,828
Italy	482,346	—	—	482,346
Japan	4,909,883	—	—	4,909,883
Jersey Island	139,639	—	—	139,639
Netherlands	464,173	—	—	464,173
Norway	232,733	—	—	232,733
Singapore	238,122	—	—	238,122
Spain	882,481	—	—	882,481
Sweden	448,198	—	—	448,198
Switzerland	73,450	—	—	73,450
United Kingdom	1,329,761	—	—	1,329,761
Total Common Stocks	13,205,145	—	—	13,205,145
Money Market Funds	39,832	—	—	39,832
Total Investments in Securities	13,244,977	—	—	13,244,977

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

PORTFOLIO OF INVESTMENTS

Columbia Sustainable U.S. Equity Income ETF

October 31, 2018

(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks 99.5%

Issuer	Shares	Value ($)
Communication Services 5.8%
Diversified Telecommunication Services 3.5%
AT&T, Inc.	1,607	49,303
CenturyLink, Inc.	2,828	58,370
Verizon Communications, Inc.	736	42,018
Total		149,691
Entertainment 0.6%
Walt Disney Co. (The)	234	26,870
Media 1.7%
Omnicom Group, Inc.	948	70,456
Total Communication Services		247,017
Consumer Discretionary 8.2%
Household Durables 0.8%
Newell Brands, Inc.	2,231	35,428
Multiline Retail 3.8%
Macy's, Inc.	1,714	58,773
Nordstrom, Inc.	718	47,223
Target Corp.	639	53,440
Total		159,436
Specialty Retail 2.6%
Best Buy Co., Inc.	603	42,307
Gap, Inc. (The)	1,237	33,770
Lowe's Cos., Inc.	378	35,993
Total		112,070
Textiles, Apparel & Luxury Goods 1.0%
Hanesbrands, Inc.	2,353	40,377
Total Consumer Discretionary		347,311
Consumer Staples 9.5%
Beverages 1.0%
PepsiCo, Inc.	375	42,142
Food Products 7.8%
Archer-Daniels-Midland Co.	545	25,751
Bunge Ltd.	490	30,282
Campbell Soup Co.	1,347	50,391

Common Stocks (continued)

Issuer	Shares	Value ($)
Conagra Brands, Inc.	797	28,373
General Mills, Inc.	1,193	52,254
Hormel Foods Corp.	956	41,720
Ingredion, Inc.	497	50,287
JM Smucker Co. (The)	479	51,885
Total		330,943
Personal Products 0.7%
Estee Lauder Cos., Inc. (The) Class A	206	28,313
Total Consumer Staples		401,398
Energy 7.6%
Energy Equipment & Services 1.6%
Baker Hughes a GE Co.	757	20,204
Schlumberger Ltd.	934	47,924
Total		68,128
Oil, Gas & Consumable Fuels 6.0%
Exxon Mobil Corp.	779	62,071
Occidental Petroleum Corp.	553	37,090
ONEOK, Inc.	1,012	66,387
Phillips 66	382	39,277
Valero Energy Corp.	534	48,642
Total		253,467
Total Energy		321,595
Financials 17.1%
Banks 5.6%
Citigroup, Inc.	869	56,885
Citizens Financial Group, Inc.	1,444	53,933
Comerica, Inc.	273	22,266
KeyCorp	1,530	27,785
PNC Financial Services Group, Inc. (The)	404	51,910
Regions Financial Corp.	1,507	25,574
Total		238,353
Capital Markets 6.0%
Ameriprise Financial, Inc.(a)	340	43,261
Bank of New York Mellon Corp. (The)	891	42,171

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable U.S. Equity Income ETF

October 31, 2018

(Percentages represent value of investments compared to net assets)

Common Stocks (continued)

Issuer	Shares	Value ($)
Franklin Resources, Inc.	1,921	58,590
Goldman Sachs Group, Inc. (The)	135	30,425
Morgan Stanley	1,200	54,792
State Street Corp.	390	26,813
Total		256,052
Consumer Finance 0.6%
American Express Co.	255	26,196
Insurance 4.9%
Allstate Corp. (The)	452	43,265
Principal Financial Group, Inc.	1,144	53,848
Progressive Corp. (The)	343	23,907
Prudential Financial, Inc.	593	55,612
Travelers Cos., Inc. (The)	248	31,032
Total		207,664
Total Financials		728,265
Health Care 6.8%
Biotechnology 2.5%
Amgen, Inc.	235	45,306
Gilead Sciences, Inc.	875	59,657
Total		104,963
Health Care Providers & Services 4.3%
AmerisourceBergen Corp.	444	39,072
Cardinal Health, Inc.	968	48,981
CVS Health Corp.	902	65,296
Quest Diagnostics, Inc.	316	29,738
Total		183,087
Total Health Care		288,050
Industrials 17.6%
Aerospace & Defense 4.6%
Boeing Co. (The)	157	55,713
Huntington Ingalls Industries, Inc.	161	35,175
L3 Technologies, Inc.	197	37,326
Lockheed Martin Corp.	147	43,196
Northrop Grumman Corp.	83	21,742
Total		193,152

Common Stocks (continued)

Issuer	Shares	Value ($)
Airlines 2.2%
Delta Air Lines, Inc.	1,043	57,083
Southwest Airlines Co.	708	34,763
Total		91,846
Building Products 2.2%
Allegion PLC	403	34,549
Fortune Brands Home & Security, Inc.	616	27,615
Owens Corning	647	30,584
Total		92,748
Construction & Engineering 0.5%
Fluor Corp.	495	21,711
Industrial Conglomerates 0.6%
Honeywell International, Inc.	185	26,792
Machinery 4.2%
Cummins, Inc.	350	47,841
Ingersoll-Rand PLC	519	49,793
Parker-Hannifin Corp.	222	33,662
Snap-on, Inc.	303	46,644
Total		177,940
Professional Services 3.3%
ManpowerGroup, Inc.	637	48,597
Nielsen Holdings PLC	2,570	66,768
Robert Half International, Inc.	410	24,817
Total		140,182
Total Industrials		744,371
Information Technology 13.2%
Communications Equipment 2.8%
Cisco Systems, Inc.	1,182	54,077
Juniper Networks, Inc.	2,234	65,389
Total		119,466
Electronic Equipment, Instruments & Components 1.1%
FLIR Systems, Inc.	391	18,107
TE Connectivity Ltd.	363	27,378
Total		45,485

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable U.S. Equity Income ETF

October 31, 2018

(Percentages represent value of investments compared to net assets)

Common Stocks (continued)

Issuer	Shares	Value ($)
IT Services 2.4%
International Business Machines Corp.	390	45,018
Western Union Co. (The)	3,034	54,733
Total		99,751
Semiconductors & Semiconductor Equipment 2.9%
Lam Research Corp.	357	50,598
Skyworks Solutions, Inc.	490	42,512
Texas Instruments, Inc.	322	29,891
Total		123,001
Software 1.2%
Oracle Corp.	1,024	50,012
Technology Hardware, Storage & Peripherals 2.8%
Apple, Inc.	141	30,859
HP, Inc.	2,284	55,136
Seagate Technology PLC	862	34,678
Total		120,673
Total Information Technology		558,388
Materials 5.4%
Chemicals 1.4%
Ecolab, Inc.	159	24,351
PPG Industries, Inc.	327	34,364
Total		58,715
Containers & Packaging 1.9%
Avery Dennison Corp.	347	31,480
WestRock Co.	1,131	48,599
Total		80,079
Metals & Mining 2.1%
Newmont Mining Corp.	1,651	51,049
Nucor Corp.	662	39,138
Total		90,187
Total Materials		228,981

Common Stocks (continued)

Issuer	Shares	Value ($)
Utilities 8.3%
Electric Utilities 4.2%
American Electric Power Co., Inc.	551	40,421
Edison International	944	65,504
Exelon Corp.	699	30,623
NextEra Energy, Inc.	239	41,228
Total		177,776
Independent Power and Renewable Electricity Producers 1.7%
AES Corp. (The)	4,822	70,305
Multi-Utilities 2.4%
DTE Energy Co.	456	51,254
SCANA Corp.	679	27,194
Sempra Energy	218	24,006
Total		102,454
Total Utilities		350,535
Total Common Stocks (Cost $4,188,508)		4,215,911

Money Market Funds 0.4%

	Shares	Value ($)
Goldman Sachs Financial Square Funds — Treasury Instruments Fund, Institutional Shares, 2.053%(b) (Cost $18,311)	18,311	18,311
Total Investments in Securities (Cost $4,206,819)		4,234,222
Other Assets & Liabilities, Net		4,873
Net Assets		4,239,095

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable U.S. Equity Income ETF

October 31, 2018

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain/ (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividend — affiliated issuers ($)	Value ($)
Ameriprise Financial, Inc.	210	241	(111)	340	(170)	(8,461)	1,045	43,261

(b)  The rate shown is the seven-day current annualized yield at October 31, 2018.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

• Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable U.S. Equity Income ETF

October 31, 2018

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2018:

	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	247,017	—	—	247,017
Consumer Discretionary	347,311	—	—	347,311
Consumer Staples	401,398	—	—	401,398
Energy	321,595	—	—	321,595
Financials	728,265	—	—	728,265
Health Care	288,050	—	—	288,050
Industrials	744,371	—	—	744,371
Information Technology	558,388	—	—	558,388
Materials	228,981	—	—	228,981
Utilities	350,535	—	—	350,535
Total Common Stocks	4,215,911	—	—	4,215,911
Money Market Funds	18,311	—	—	18,311
Total Investments in Securities	4,234,222	—	—	4,234,222

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

	Columbia Sustainable Global Equity Income ETF	Columbia Sustainable International Equity Income ETF	Columbia Sustainable U.S. Equity Income ETF
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,807,954, $14,570,409, $4,162,001, respectively)	$6,892,479	$13,244,977	$4,190,961
Affiliated issuers (cost $39,030, $-, $44,818, respectively)	43,644	—	43,261
Receivable for:
Dividends	21,333	85,138	5,583
Reclaims receivable	2,897	18,073	—
Investment securities sold	607	—	588
Total assets	6,960,960	13,348,188	4,240,393
Liabilities
Payable for:
Investment management fees	2,440	5,403	1,298
Total liabilities	2,440	5,403	1,298
Net assets applicable to outstanding capital stock	$6,958,520	$13,342,785	$4,239,095
Represented by:
Paid-in capital	$6,402,221	$14,413,588	$4,055,850
Total distributable earnings (loss)	556,299	(1,070,803)	183,245
Total — representing net assets applicable to outstanding capital stock	$6,958,520	$13,342,785	$4,239,095
Shares outstanding	250,040	500,040	150,045
Net asset value per share	$27.83	$26.68	$28.25

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2018

	Columbia Sustainable Global Equity Income ETF	Columbia Sustainable International Equity Income ETF	Columbia Sustainable U.S. Equity Income ETF
Investment Income:
Dividends — unaffiliated issuers	$244,656	$603,896	$129,233
Dividends — affiliated issuers	1,040	—	1,045
Foreign taxes withheld	(12,175)	(56,726)	—
Total income	233,521	547,170	130,278
Expenses:
Investment management fees	30,074	69,314	15,700
Net investment income	203,447	477,856	114,578
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	466,858	209,850	149,166
Investments — affiliated issuers	2,455	—	(170)
In-kind transactions	—	437,891	—
Foreign currency transactions	(2,144)	(12,880)	—
Total realized gain	467,169	634,861	148,996
Change in net unrealized depreciation on:
Investments — unaffiliated issuers	(699,353)	(2,196,018)	(46,808)
Investments — affiliated issuers	(10,745)	—	(8,461)
Foreign currency transactions	(66)	(616)	—
Net change unrealized loss on investments and foreign currency transactions	(710,164)	(2,196,634)	(55,269)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(242,995)	(1,561,773)	93,727
Net increase (decrease) in net assets resulting from operations	$(39,548)	$(1,083,917)	$208,305

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

STATEMENT OF CHANGES IN NET ASSETS

	Columbia Sustainable Global Equity Income ETF			Columbia Sustainable International Equity Income ETF
	Year Ended October 31, 2018	Year Ended October 31, 2017		Year Ended October 31, 2018	Year Ended October 31, 2017
Operations
Net investment income	$203,447	$154,854		$477,856	$201,133
Net realized gain	467,169	391,657		634,861	558,224
Net change in unrealized appreciation (depreciation)	(710,164)	663,773		(2,196,634)	774,019
Net increase (decrease) in net assets resulting from operations	(39,548)	1,210,284		(1,083,917)	1,533,376
Distributions to shareholders	(613,721)	(207,469	)*	(786,764)	(215,707)**
Shareholder transactions
Proceeds from shares sold	—	1,479,746		6,008,228	8,601,805
Cost of shares redeemed	—	—		(3,033,379)	(2,750,865)
Net increase (decrease) in net assets resulting from shareholder transactions	—	1,479,746		2,974,849	5,850,940
Increase (decrease) in net assets	(653,269)	2,482,561		1,104,168	7,168,609
Net Assets:
Net assets beginning of year	7,611,789	5,129,228		12,238,617	5,070,008
Net assets at end of year	$6,958,520	$7,611,789		$13,342,785	$12,238,617
Undistributed net investment income (loss)	$(889)	$20,693		$54,459	$64,160
Capital stock activity
Shares outstanding, beginning of year	250,040	200,040		400,040	200,040
Subscriptions	—	50,000		200,000	300,000
Redemptions	—	—		(100,000)	(100,000)
Shares outstanding, end of year	250,040	250,040		500,040	400,040

*  Distributions from net investment income and net realized gain of ($140,446) and ($67,023), respectively.

**  Distributions from net investment income and net realized gain of ($149,902) and ($65,805), respectively.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia Sustainable U.S. Equity Income ETF
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations
Net investment income	$114,578	$146,592
Net realized gain	148,996	1,066,017
Net change in unrealized appreciation (depreciation)	(55,269)	(78,195)
Net increase (decrease) in net assets resulting from operations	208,305	1,134,414
Distributions to shareholders	(519,058)	(211,305	)***
Shareholder transactions
Proceeds from shares sold	1,518,393	1,487,180
Cost of shares redeemed	—	(4,551,096)
Net increase (decrease) in net assets resulting from shareholder transactions	1,518,393	(3,063,916)
Increase (decrease) in net assets	1,207,640	(2,140,807)
Net Assets:
Net assets beginning of year	3,031,455	5,172,262
Net assets at end of year	$4,239,095	$3,031,455
Undistributed net investment income (loss)	$7,617	$6,197
Capital stock activity
Shares outstanding, beginning of year	100,045	200,045
Subscriptions	50,000	50,000
Redemptions	—	(150,000)
Shares outstanding, end of year	150,045	100,045

***  Distributions from net investment income and net realized gain of ($143,320) and ($67,985), respectively.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2018

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total Return at Net Asset Value (NAV) is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments, certain derivatives and in-kind transactions, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Columbia Sustainable Global Equity Income ETF

	Year Ended October 31,
	2018	2017	2016(a)
Per share data
Net asset value, beginning of year	$30.44	$25.64	$24.61
Net investment income	0.81	0.73	0.21
Net realized and unrealized gain	(0.97)	5.07	1.01
Total from investment operations	(0.16)	5.80	1.22
Less distributions to shareholders:
Net investment income	(0.89)	(0.66)	(0.19)
Net realized gains	(1.56)	(0.34)	—
Total distribution to shareholders	(2.45)	(1.00)	(0.19)
Net asset value, end of year	$27.83	$30.44	$25.64
Total Return at NAV	(0.94)%	23.00%	4.95%
Ratios to average net assets of:
Expenses, prior to expense reimbursements/waivers(b)	0.40%	0.40%	0.40	%(c)
Expenses, net of expense reimbursements/waivers(b)	0.40%	0.40%	0.40	%(c)
Net investment income gain, net of reimbursements/waivers	2.71%	2.55%	2.17	%(c)
Supplemental data
Net assets, end of year (in thousands)	$6,959	$7,612	$5,129
Portfolio turnover rate	67%	66%	18%

(a)  The Fund commenced operations on June 13, 2016. Per share data and total return reflect activity from that date.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia ETF Trust I | Annual Report 2018

FINANCIAL HIGHLIGHTS

Columbia Sustainable International Equity Income ETF

	Year Ended October 31,
	2018	2017	2016(a)
Per share data
Net asset value, beginning of year	$30.59	$25.34	$24.51
Net investment income	0.92	0.76	0.24
Net realized and unrealized gain	(3.32)	5.47	0.81
Total from investment operations	(2.40)	6.23	1.05
Less distributions to shareholders:
Net investment income	(0.94)	(0.65)	(0.22)
Net realized gains	(0.57)	(0.33)	—
Total distribution to shareholders	(1.51)	(0.98)	(0.22)
Net asset value, end of year	$26.68	$30.59	$25.34
Total Return at NAV	(8.25)%	25.13%	4.27%
Ratios to average net assets of:
Expenses, prior to expense reimbursements/waivers(b)	0.45%	0.45%	0.45	%(c)
Expenses, net of expense reimbursements/waivers(b)	0.45%	0.45%	0.45	%(c)
Net investment income gain, net of reimbursements/waivers	3.11%	2.71%	2.50	%(c)
Supplemental data
Net assets, end of year (in thousands)	$13,343	$12,239	$5,070
Portfolio turnover rate	82%	87%	22%

(a)  The Fund commenced operations on June 13, 2016. Per share data and total return reflect activity from that date.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia ETF Trust I | Annual Report 2018

FINANCIAL HIGHLIGHTS

Columbia Sustainable U.S. Equity Income ETF

	Year Ended October 31,
	2018	2017	2016(a)
Per share data
Net asset value, beginning of year	$30.30	$25.86	$24.68
Net investment income	0.77	0.73	0.19
Net realized and unrealized gain	0.64	4.72	1.16
Total from investment operations	1.41	5.45	1.35
Less distributions to shareholders:
Net investment income	(0.75)	(0.67)	(0.17)
Net realized gains	(2.71)	(0.34)	—
Total distribution to shareholders	(3.46)	(1.01)	(0.17)
Net asset value, end of year	$28.25	$30.30	$25.86
Total Return at NAV	4.35%	21.36%	5.47%
Ratios to average net assets of:
Expenses, prior to expense reimbursements/waivers(b)	0.35%	0.35%	0.35	%(c)
Expenses, net of expense reimbursements/waivers(b)	0.35%	0.35%	0.35	%(c)
Net investment income gain, net of reimbursements/waivers	2.55%	2.53%	1.96	%(c)
Supplemental data
Net assets, end of year (in thousands)	$4,239	$3,031	$5,172
Portfolio turnover rate	61%	55%	15%

(a)  The Fund commenced operations on June 13, 2016. Per share data and total return reflect activity from that date.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia ETF Trust I | Annual Report 2018

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

Note 1. Organization

Columbia ETF Trust I (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts statutory trust. The Trust may issue an unlimited number of shares (without par value).

Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Sustainable Global Equity Income ETF, Columbia Sustainable International Equity Income ETF and Columbia Sustainable U.S. Equity Income ETF. Each Fund currently operates as a diversified fund.

Fund Shares

The market prices of each Fund's shares may differ to some degree from the Fund's net asset value (NAV). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares, each called a "Creation Unit." A Creation Unit consists of 50,000 shares. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (Authorized Participants) with the Funds' principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Authorized participants may purchase or redeem Fund shares directly from the Fund only in Creation Units. The Funds' shares are also listed on the New York Stock Exchange for which investors can purchase and sell shares on the secondary market through a broker at market prices which may differ from the NAV of the Fund.

Note 2. Summary of significant accounting policies

Basis of preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security valuation

Equity securities (including common stocks, preferred stocks, convertible securities and exchange traded funds) listed on an exchange are valued at the last closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ official close price. Equity securities and exchange traded funds that are not listed on a national exchange and are not included in the NASDAQ National Market System are valued at the mean between the closing bid and asked prices.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at the close of London's exchange at 11:00 a.m. Eastern (U.S.) time.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Columbia ETF Trust I | Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds' Portfolio of Investments.

Foreign currency transactions and translation

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the London Stock Exchange on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Columbia ETF Trust I | Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

Expenses

General expenses of the Trust are allocated to the Funds based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund.

Determination of net asset value

The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.

Federal income tax status

For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent accounting pronouncements

Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Columbia ETF Trust I | Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

Accounting Standards Update 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.

Note 3. Investment management fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc., determines which securities will be purchased, held or sold. The investment management fee is a unitary fee paid monthly to the Investment Manager at an annual rate based on each Fund's average daily net assets. In return for this fee, the Investment Manager pays the operating costs and expenses of each Fund other than the following expenses (which will be paid by the Fund): taxes; interest incurred on borrowing by the Fund, if any; brokerage fees and commissions and any other portfolio transaction expenses; interest and fee expense related to the Fund's participation in inverse floater structures; infrequent and/or unusual expenses, including without limitation litigation expenses; distribution and/or service fees; expenses incurred in connection with lending securities; and any other expenses approved by the Board of Trustees.

The investment management fee is an annual fee that is equal to a percentage of each Fund's average daily net assets as follows:

Fund	Effective investment management fee rate (%)
Columbia Sustainable Global Equity Income ETF	0.40
Columbia Sustainable International Equity Income ETF	0.45
Columbia Sustainable U.S. Equity Income ETF	0.35

Compensation of board members

Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds. The expenses of the compensation of the members of the Board of Trustees that are allocated to the Fund are payable by the Investment Manager.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. A portion of the Chief Compliance Officer's total compensation is allocated to the Funds, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Funds are payable by the Investment Manager.

Columbia ETF Trust I | Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

Distribution and service fees

ALPS Distributors, Inc., (the Distributor) serves as the distributor for the Funds. The Funds have adopted a distribution and service plan (the Distribution Plan). Under the Distribution Plan, the Funds are authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services at the maximum annual rate of 0.25% of average daily net assets of each Fund. No distribution or service fees are currently paid by the Funds or have been approved for payment by the Board of Trustees, however, there are no current plans to impose these fees.

Expenses waived/reimbursed by the Investment Manager

Prior to March 1, 2018, the Investment Manager had contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed, did not exceed the following annual rates as a percentage of the respective Fund's average daily net assets:

Fee rate(s) contractual through February 28, 2018
Columbia Sustainable Global Equity Income ETF	0.40%
Columbia Sustainable International Equity Income ETF	0.45
Columbia Sustainable U.S. Equity Income ETF	0.35

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses were excluded from the waiver/reimbursement commitment, and therefore will be paid by the Funds, if applicable: taxes, expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and other exchange-traded funds), brokerage commissions, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager in future periods. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2018, these differences are primarily due to differing treatments for deferral/reversal of wash sale losses, foreign currency transactions, disallowed capital gains (losses) on a redemption in-kind, re-characterization of distributions for investments and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the applicable Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Fund	Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
Columbia Sustainable Global Equity Income ETF	340	(340)	—
Columbia Sustainable International Equity Income ETF	12,714	(411,527)	398,813
Columbia Sustainable U.S. Equity Income ETF	—	—	—

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.

Columbia ETF Trust I | Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31,2018			Year Ended October 31,2017
	Ordinary Income ($)	Long-Term Capital Gains ($)	Total ($)	Ordinary Income ($)	Long-Term Capital Gains ($)	Total ($)
Columbia Sustainable Global Equity Income ETF	574,215	39,506	613,721	207,469	—	207,469
Columbia Sustainable International Equity Income ETF	753,806	32,958	786,764	215,707	—	215,707
Columbia Sustainable U.S. Equity Income ETF	434,324	84,734	519,058	211,305	—	211,305

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income ($)	Undistributed Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Appreciation (Depreciation) ($)
Columbia Sustainable Global Equity Income ETF	265,096	230,028	—	61,175
Columbia Sustainable International Equity Income ETF	200,460	116,539	—	(1,387,802)
Columbia Sustainable U.S. Equity Income ETF	173,823	—	—	9,422

At October 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

	Federal Tax Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized Depreciation ($)	Net Unrealized Appreciation (Depreciation) ($)
Columbia Sustainable Global Equity Income ETF	6,874,948	650,347	(589,172)	61,175
Columbia Sustainable International Equity Income ETF	14,632,779	300,048	(1,687,850)	(1,387,802)
Columbia Sustainable U.S. Equity Income ETF	4,224,800	346,623	(337,201)	9,422

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, for the year ended October 31, 2018, were as follows:

	Purchases ($)	Sales ($)
Columbia Sustainable Global Equity Income ETF	4,978,702	5,407,826
Columbia Sustainable International Equity Income ETF	12,260,370	12,592,334
Columbia Sustainable U.S. Equity Income ETF	2,637,825	3,028,310

Columbia ETF Trust I | Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. In-kind transactions

The Funds may accept in-kind contributions and redemptions. In-kind contributions are accounted for at the fair market value of the in-kind securities contributed on the date of contribution. For the year ended October 31, 2018, the cost basis in securities contributed was as follows:

Cost ($)
Columbia Sustainable Global Equity Income ETF	—
Columbia Sustainable International Equity Income ETF	5,988,022
Columbia Sustainable U.S. Equity Income ETF	1,493,418

Proceeds from the sales of securities include the value of securities delivered through an in-kind redemption of certain Fund shares. Net realized gains on these securities are not taxable to remaining shareholders in the Fund. For the year ended October 31, 2018, the in-kind transactions were as follows:

	Cost Basis ($)	Proceeds from sales ($)	Net realized gain (loss) ($)
Columbia Sustainable Global Equity Income ETF	—	—	—
Columbia Sustainable International Equity Income ETF	2,588,356	3,026,247	437,891
Columbia Sustainable U.S. Equity Income ETF	—	—	—

Note 7. Line of credit

Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.

No Fund had borrowings during the year ended October 31, 2018.

Note 8. Significant risks

Foreign securities and emerging market countries risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that Columbia Sustainable Global Equity Income ETF and Columbia Sustainable International Equity Income ETF concentrates their investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Columbia ETF Trust I | Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

Geographic concentration risk

Columbia Sustainable Global Equity Income ETF and Columbia Sustainable International Equity Income ETF may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. The Fund's NAV may be more volatile than the NAV of a more geographically diversified fund.

Industrial sector risk

Columbia Sustainable International Equity Income ETF may be more susceptible to the particular risks that may affect companies in the industrials sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.

Materials concentration risk

Columbia Sustainable International Equity Income ETF may be more susceptible to the particular risks that may affect companies in the materials sector than if it was invested in a wider variety of companies in unrelated sectors. Companies in the materials sector are subject to certain risks, including that many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of overbuilding or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Note 9. Subsequent events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

On November 5, 2018, an unaffiliated shareholder of the Columbia Sustainable International Equity Income ETF redeemed $8,080,232, through an in-kind transaction. This amount represented approximately 60% of the Fund's net assets as of that date.

Note 10. Information regarding pending and settled legal proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Columbia ETF Trust I | Annual Report 2018

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Columbia ETF Trust I | Annual Report 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Columbia Funds ETF Trust I and Shareholders of Columbia Sustainable Global Equity Income ETF, Columbia Sustainable International Equity Income ETF and Columbia Sustainable U.S. Equity Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Sustainable Global Equity Income ETF, Columbia Sustainable International Equity Income ETF and Columbia Sustainable U.S. Equity Income ETF (three of the funds constituting Columbia Funds ETF Trust I, hereafter collectively referred to as the "Funds") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2018 and for the period June 13, 2016 (commencement of operations) through October 31, 2016 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the two years in the period ended October 31, 2018 and for the period June 13, 2016 (commencement of operations) through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2018

We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.

Columbia ETF Trust I | Annual Report 2018

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Funds hereby designate the following tax attributes for the fiscal year ended October 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentages of ordinary income distributions qualifying for the corporate dividends received deduction (DRD), and the individual qualified dividend income rate (QDI) are presented below.

Fund	DRD	QDI
Columbia Sustainable Global Equity Income ETF	29.57%	36.65%
Columbia Sustainable International Equity Income ETF	0.00%	56.48%
Columbia Sustainable U.S. Equity Income ETF	37.78%	37.19%

The Funds report the following for ordinary income distributions:

Fund
Columbia Sustainable Global Equity Income ETF	$574,215
Columbia Sustainable International Equity Income ETF	753,806
Columbia Sustainable U.S. Equity Income ETF	434,324

Foreign Tax Credit

The following Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Columbia Sustainable International Equity Income ETF
Foreign Taxes Paid	$56,709
Foreign Taxes Paid Per Share	0.11
Foreign Source Income	545,769
Foreign Source Income Per Share	1.09

The Fund designates as a capital gain dividend the amount reflected below, or if subsequently determined to be different, the net capital gain of such fiscal period.

Fund
Columbia Sustainable Global Equity Income ETF	$241,529
Columbia Sustainable International Equity Income ETF	122,366
Columbia Sustainable U.S. Equity Income ETF	0

Columbia ETF Trust I | Annual Report 2018

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Trustees as of the date of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Certain Trustees may have served as a Trustee to other Funds in the Columbia Funds Complex prior to the date set forth in the Position Held with the Trusts and Length of Service column. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.

Trustees

Independent trustees

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1953	Trustee since January 2017 for each Trust	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124

Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee since April 2016 for CET I and September 2016 for CET II

Attorney, specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017

			124

Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017

Columbia ETF Trust I | Annual Report 2018

TRUSTEES AND OFFICERS (continued)

Independent trustees (continued)

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1944	Chair of the Board since January 2018; Trustee since April 2016 for CET I and September 2016 for CET II	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee since April 2016 for CET I and September 2016 for CET II	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee since April 2016 for CET I and September 2016 for CET II	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg 2015-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1950	Trustee since April 2016 for CET I and September 2016 for CET II	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010

Columbia ETF Trust I | Annual Report 2018

TRUSTEES AND OFFICERS (continued)

Independent trustees (continued)

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee since December 2017 for each Trust	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee since April 2016 for CET I and September 2016 for CET II	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Minor M. Shaw c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1947	Trustee since April 2016 for CET I and September 2016 for CET II	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

Sandra Yeager c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016

Columbia ETF Trust I | Annual Report 2018

TRUSTEES AND OFFICERS (continued)

Interested trustee not affiliated with Investment Manager*

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1946	Trustee since April 2016 for CET I and September 2016 for CET II	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested trustee affiliated with Investment Manager*

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee and Senior Vice President since April 2016 for CET I and September 2016 for CET II

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

193

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available without charge, upon request by calling 888.800.4347 or visiting columbiathreadneedleetf.com.

Columbia ETF Trust I | Annual Report 2018

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Funds as of the date of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund officers

Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011-August 2018); officer of Columbia Funds and affiliated funds since 2005.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.

Columbia ETF Trust I | Annual Report 2018

APPROVAL OF MANAGEMENT AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Sustainable Global Equity Income ETF, Columbia Sustainable International Equity Income ETF and Columbia Sustainable U.S. Equity Income ETF (each, an ETF and collectively, the ETFs). Under an investment management services agreement (the IMS Agreement), Columbia Threadneedle provides investment advice and other services to each ETF and other funds in the Columbia Fund family (collectively, the Funds).

On an annual basis, each ETF's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and the Funds' performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of management agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, extent and quality of services provided by Columbia Threadneedle

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.

The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department's processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to the ETFs, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle's ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of services provided to the ETFs by Columbia Threadneedle, as well as the achievements in 2017 in the performance of those services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the IMS Agreement, the Board also took into account the organization and strength of Columbia Threadneedle and its, and the other ETF service providers', compliance programs. The Board also considered Columbia Threadneedle's oversight of the administrative and transfer agency services

Columbia ETF Trust I | Annual Report 2018

APPROVAL OF MANAGEMENT AGREEMENT (continued)

provided by The Bank of New York Mellon. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity's ability to carry out its responsibilities under the IMS Agreement, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.

The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the ETFs.

Investment performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of each ETF. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of each ETF and their net assets. The Board also observed the passive nature of the ETFs, the development of each ETF's index, and that the objective of each ETF is to seek investment results that, before fees and expenses, correspond to the performance of each ETF's index. The Board observed that each ETF's performance was substantially consistent with the performance of its respective index.

Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with ETFs

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement In considering the proposed level of fees under the IMS Agreement, the Board accorded particular weight to the unified/all-inclusive fee structure utilized by each ETF. In this regard, they observed that many of the competitors of the ETFs have adopted similar unified/all-inclusive fee structures.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board's analysis of the Funds' performance and expenses, the reasonableness of the Funds' fee rates. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each of the Funds (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the Funds' total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board observed that, as expected, the ETFs' unified fee rates were lower than the expense ratios of the open-end, actively managed Columbia Funds invested in similar asset classes with comparable geographic exposures. Based on its review, the Board concluded that each ETF's investment management services fee was fair and reasonable in light of the extent and quality of services that each ETF receives.

The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing investment management services to each ETF. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the ETFs and the Funds should permit the Investment Manager to

Columbia ETF Trust I | Annual Report 2018

APPROVAL OF MANAGEMENT AGREEMENT (continued)

offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board observed management's representation that it does not expect any meaningful profitability to be generated from the ETFs in the first few years of operations. The Board concluded that profitability levels were reasonable.

Economies of scale to be realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the ETFs grow and took note of the extent to which ETF shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for a unified fee level that does not include pre-established breakpoints, and management's observation that the ETF fee structures often do not include breakpoints due to the more volatile nature of their inflows/outflows.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management services fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Columbia ETF Trust I | Annual Report 2018

ADDITIONAL INFORMATION

Proxy voting policies and procedures

A description of the Trust's proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge, by visiting columbiathreadneedleetf.com or searching the website of the Securities and Exchange Commission (the SEC) at sec.gov.

Quarterly schedule of investments

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Funds' Form N-Q or Form N-PORT is available on the SEC's website at sec.gov. The Funds' complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.

Additional Fund information

For more information about the Funds, please visit columbiathreadneedleetf.com or call 888.800.4347.

Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund distributor
ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

ALPS Distributors, Inc. is not affiliated with Columbia Management Investment Advisers, LLC.

Fund administrator, custodian & transfer agent
The Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 102869

The Bank of New York Mellon Corp. is not affiliated with Columbia Management Investment Advisers, LLC.

Columbia ETF Trust I | Annual Report 2018

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Columbia ETF Trust I | Annual Report 2018

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Columbia ETF Trust I | Annual Report 2018

Columbia ETF Trust I

225 Franklin Street

Boston, MA 02110

Investors should consider the investment objectives, risks, charges and expenses of an exchange-traded fund (ETF) carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about the ETFs, visit columbiathreadneedleetf.com. Read the prospectus and summary prospectus carefully before investing. Columbia Management Investment Advisers, LLC serves as the investment manager to the ETFs. The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC, or its parent company, Ameriprise Financial, Inc.
© 2018 Columbia Management Investment Advisers, LLC.

columbiathreadneedleetf.com

ANN270_10_H01_(12/18)

ANNUAL REPORT

October 31, 2018

COLUMBIA DIVERSIFIED FIXED INCOME ALLOCATION ETF

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.

Too often, investors change their investment strategy based on something that's happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won't be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.

We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:

Long-term focus

The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.

Discipline through up-and-down markets

Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.

Tax-awareness

Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.

Emotional objectivity

Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.

Education and guidance

The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.

By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.

Sincerely,

Christopher O. Petersen

President, Columbia ETF Trust I

Columbia ETF Trust I is managed by Columbia Management Investment Advisers, LLC and is distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC or its parent company, Ameriprise Financial, Inc.

© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018

Fund at a Glance	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Frequency Distribution of Premiums and Discounts	7
Portfolio of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	27
Federal Income Tax Information	28
Trustees and Officers	29
Additional Information	34

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018

FUND AT A GLANCE

Investment objective

Columbia Diversified Fixed Income Allocation ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Multi-Sector Bond Index.

Portfolio management

Gene Tannuzzo, CFA

Lead Portfolio Manager

Managed Fund since October 2017

David Janssen, CFA

Portfolio Manager

Managed Fund since October 2017

Average annual total returns (%) (for period ended October 31, 2018)

	Inception	1 Year	Life
Market Price	10/12/17	-2.68	-2.68
Net Asset Value	10/12/17	-2.32	-2.48
Beta Advantage® Multi-Sector Bond Index		-2.39	-2.31

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The Beta Advantage® Multi-Sector Bond Index is a rules-based multi-sector strategic beta approach to measuring the performance of the debt market through representation of six sectors, each focused on yield, quality, and liquidity of the particular eligible universe. The index will have exposure to the following six sectors of the debt market: U.S. Treasury securities; global ex-U.S. treasury securities; U.S. agency mortgage-backed securities; U.S. corporate investment-grade bonds; U.S. corporate high-yield bonds; and emerging markets sovereign debt. The Fund uses a representative approach which will result in the Fund holding a smaller number of securities than are in the underlying index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the Beta Advantage® Multi Sector Bond Index which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
2

FUND AT A GLANCE (continued)

Performance of a hypothetical $10,000 investment (October 12, 2017 — October 31, 2018)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Quality breakdown (%) (at October 31, 2018)

AAA rating	37.3
AA rating	1.6
A rating	0.8
BBB rating	28.1
BB rating	21.6
B rating	10.6
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Portfolio breakdown (%) (at October 31, 2018)

Corporate Bonds & Notes	46.8
Foreign Government Obligations	20.9
U.S. Treasury Obligations	17.3
U.S. Government & Agency Obligations	13.8
Money Market Fund	1.2
Total Investments	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
3

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended October 31, 2018, the Fund returned -2.32% based on net asset value (NAV) and -2.68% based on market price. The Beta Advantage® Multi-Sector Bond Index (the Index), against which the performance of the Fund is measured, returned -2.39% during the same period.

The Fund had an NAV of $19.94 on October 31, 2017 and ended the annual period on October 31, 2018 with an NAV of $18.86. The Fund's market price on October 31, 2018 was $18.82 per share.

Fixed-income markets pressured by rising interest rates and strong economic growth

As the period began in November 2017, fixed-income markets overall generated positive total returns from both stable or lower yields on sovereign bonds and tightening credit spreads. Optimism over U.S. tax reform and further central bank policy normalization were balanced by ongoing geopolitical tensions and persistently subdued inflation data. Meanwhile, credit spreads narrowed on strong global economic data, positive earnings trends and demand for yield-producing assets.

2018 started on a weak note for the bond markets, as most sectors generated negative returns amid a broad rise in yields. Economic growth expectations increased markedly to start the first calendar quarter, with a large spending bill from Congress adding to the excitement from the U.S. tax cut signed into law in December 2017. The new chair of the U.S. Federal Reserve (the Fed), Jerome Powell, similarly struck an upbeat tone at his first meeting in that position in February 2018, reiterating expectations that inflation would approach the Fed's target later this year. Meanwhile, volatility began to enter the markets after a long absence, with tit-for-tat tariff announcements from the U.S. and China sending a chilling fear of a trade war through both fixed-income and equity markets.

The second calendar quarter saw investors continue to focus on the pace of efforts by the Fed to return interest rates to more historically normal levels. At its June meeting, the Fed increased interest rates and signaled the likelihood of two additional 25 basis point hikes in 2018. (A basis point is 1/100th of a percentage point.) The U.S. Treasury yield curve flattened, as short-term yields drifted higher, while yields on the long-term end finished the quarter essentially unchanged. Domestic sentiment continued to be supported by a strong U.S. economy and robust corporate profits. The international economic growth picture was less encouraging, with Europe and other major economies showing signs of slowing. The quarter also saw escalating tensions around global trade, as U.S. tariffs on steel and aluminum, as well as on a range of products from China, were poised to be met with retaliatory measures.

The last four months of the period brought encouraging U.S. data in employment, retail sales, industrial production and consumer sentiment. Also, companies reported earnings to the upside when filing their second-quarter reports, boosting both high-yield and investment-grade corporate bond sectors. Still, there was notable volatility, with spreads tightening in July, widening in August, tightening in September and widening in October. This span of volatility ended with each of these sectors' spreads wider than they had begun the period. Geopolitical developments during these months were highlighted by the escalating trade war between the U.S. and China. August 2018 saw the U.S. put sanctions on Turkey, exacerbating the Turkish financial crisis and heightening anxiety around potential contagion into other emerging markets and the European banking sector. At its September meeting, the Fed increased its targeted federal funds rate to a range of 2.00% to 2.25%, its eighth interest rate of the current cycle and its fourth during the period. Interest rates of other developed market countries subsequently followed suit. The period ended October 31, 2018 coincided with the first 12-month period wherein the Fed hiked interest rates steadily once every quarter since before the financial crisis. The 10-year U.S. Treasury yield rose from 2.37% at the start of the period to 3.14% at its end.

Index lagged Bloomberg Barclays US Aggregate Bond Index during period

Index constituents in each of the six sectors in which the Fund invests — U.S. Treasuries, U.S. agency mortgage-backed securities, emerging markets sovereign and quasi-sovereign debt, U.S. investment-grade corporate debt, U.S. high-yield corporate debt and global non-U.S. dollar-denominated sovereign debt — detracted from the Index's results relative to the Bloomberg Barclays US Aggregate Bond Index during the period.

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
4

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Relative to the Bloomberg Barclays US Aggregate Bond Index, individual positions in U.S. Treasuries and in Italian sovereign debt securities detracted most. Each posted a negative absolute return during the period. Individual positions in a U.K. sovereign bond, a Fannie Mae-issued mortgage pass-through security and a high-yield corporate bond issued by CenturyLink contributed most positively relative to the Bloomberg Barclays US Aggregate Bond Index. Each posted a positive absolute return during the period.

The Fund had a weighted average duration of 6.48 years, a weighted average maturity of 9.66 years and a weighted average coupon of 4.76% as of October 31, 2018. The 30-day SEC yield of the Fund at the end of the period was 4.60%.

Fixed income securities involve interest rate, credit, inflation, illiquidity and reinvestment risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, the value of debt securities falls as interest rates rise. Fixed income securities differ in their sensitivities to changes in interest rates. Fixed income securities with longer effective durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter effective durations. Effective duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features. Below investment-grade securities, or "junk bonds," are more likely to pose a credit risk, as the issuers of these securities are more likely to have problems making interest and principal payments than issuers of higher-rated securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities, and prices of these securities may be more sensitive to adverse economic downturns or individual corporate developments. If the issuer of the securities defaults, the ETF may incur additional expenses to seek recovery. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the ETF holds mortgage-related securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. Index Funds involve tracking error and other risks. In addition to the multi-sector bond strategies employed, the Fund may invest in other securities, including private placements. The Fund may have portfolio turnover, which may cause an adverse cost impact. There may be additional portfolio turnover risk as active market trading of the Fund's shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions as well as tracking error to the Index and as high levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Foreign currency risks involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. See the Fund's prospectus for more information on these and other risks.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
5

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an initial investment of $1,000 invested at the beginning of the period and held for the period ended October 31, 2018.

Actual expenses

The information under each column in the table below entitled "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled "Expenses Paid for the Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The information under each column in the table entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

May 1, 2018 — October 31, 2018

	Beginning account value ($)		Ending account value ($)		Expenses paid for the period ($)		Annualized expense ratios for the period (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Diversified Fixed Income Allocation ETF	1,000.00	1,000.00	994.90	1,023.79	1.41	1.43	0.28

Expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non- affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
6

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(Unaudited)

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing fund shares. The "Market Price" of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. The following information shows the frequency distributions of premiums and discounts for the Fund.

The information shown for the Fund is for the period from inception date of such Fund through October 31, 2018.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

	Market Price Above or Equal to NAV	Market Price Below NAV
Basis Point Differential	Number of Days	Number of Days
Columbia Diversified Fixed Income Allocation ETF October 12, 2017 – October 31, 2018
0 - 49.9	146	115
50 - 99.9	1	3
100 - 199.9	1	0
> 200	0	0
Total	148	118

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
7

PORTFOLIO OF INVESTMENTS

October 31, 2018

(Percentages represent value of investments compared to net assets)

Investments in Securities

Corporate Bonds & Notes 51.2%

Issue Description	Principal Amount ($)	Value ($)
Aerospace & Defense 0.9%
KLX, Inc. 5.875%, 12/01/22(a)	555,000	572,129
Lockheed Martin Corp. 3.550%, 01/15/26	240,000	234,030
Total		806,159
Automotive 1.7%
Fiat Chrysler Automobiles NV 5.250%, 04/15/23	580,000	576,804
Ford Motor Co. 4.346%, 12/08/26	510,000	462,160
Goodyear Tire & Rubber Co. (The) 5.125%, 11/15/23	450,000	441,358
Total		1,480,322
Banking 2.5%
Barclays PLC 4.836%, 05/09/28	500,000	462,701
4.972%, 05/16/29	250,000	242,677
Capital One Financial Corp. 3.750%, 07/28/26	200,000	183,678
Citigroup, Inc. 3.200%, 10/21/26	530,000	486,577
Intesa Sanpaolo SpA 5.710%, 01/15/26(a)	575,000	513,485
Royal Bank of Scotland Group PLC 4.892%, 05/18/29	200,000	194,719
Total		2,083,837
Brokerage/Asset Managers/Exchanges 0.3%
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 4.850%, 01/15/27	280,000	269,111
Building Materials 0.5%
Standard Industries, Inc. 6.000%, 10/15/25(a)	450,000	442,423
Cable and Satellite 4.5%
Altice Financing SA 7.500%, 05/15/26(a)	550,000	519,985
Altice US Finance I Corp. 5.500%, 05/15/26(a)	240,000	233,752

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, 05/01/27(a)	440,000	414,434
Charter Communications Operating LLC / Charter Communications Operating Capital 4.200%, 03/15/28	430,000	403,629
CSC Holdings LLC 10.875%, 10/15/25(a)	600,000	692,278
DISH DBS Corp. 7.750%, 07/01/26	500,000	443,175
Intelsat Jackson Holdings SA 8.000%, 02/15/24(a)	430,000	449,838
Sirius XM Radio, Inc. 5.000%, 08/01/27(a)	500,000	469,931
Ziggo BV 5.500%, 01/15/27(a)	200,000	183,101
Total		3,810,123
Chemicals 0.4%
Sherwin-Williams Co. (The) 3.125%, 06/01/24	315,000	299,416
Construction Machinery 0.2%
United Rentals North America, Inc. 4.875%, 01/15/28	200,000	180,033
Consumer Cyclical 0.3%
ADT Corp. (The) 6.250%, 10/15/21	220,000	226,885
Consumer Cyclical Services 0.3%
Expedia Group, Inc. 3.800%, 02/15/28	250,000	226,089
Diversified Manufacturing 0.5%
Johnson Controls International PLC 3.900%, 02/14/26	200,000	194,512
United Technologies Corp. 3.950%, 08/16/25	250,000	247,489
Total		442,001
Electric 2.1%
Calpine Corp. 5.750%, 01/15/25	610,000	545,434
Duke Energy Corp. 3.150%, 08/15/27	420,000	386,073
NRG Energy, Inc. 6.625%, 01/15/27	130,000	134,244

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
8

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2018

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
Southern Co. (The) 3.250%, 07/01/26	520,000	482,642
Vistra Energy Corp. 7.625%, 11/01/24	244,000	258,876
Total		1,807,269
Finance Companies 2.0%
Navient Corp. 6.500%, 06/15/22	350,000	356,702
Park Aerospace Holdings Ltd. 5.250%, 08/15/22(a)	565,000	560,520
Quicken Loans, Inc. 5.750%, 05/01/25(a)	540,000	520,345
Springleaf Finance Corp. 7.125%, 03/15/26	250,000	236,773
Total		1,674,340
Food and Beverage 2.0%
Aramark Services, Inc. 5.000%, 02/01/28(a)	300,000	284,536
General Mills, Inc. 4.200%, 04/17/28	300,000	290,510
Keurig Dr Pepper, Inc. 4.597%, 05/25/28(a)	200,000	197,028
Kraft Heinz Foods Co. 3.950%, 07/15/25	270,000	260,998
Lamb Weston Holdings, Inc. 4.625%, 11/01/24(a)	420,000	411,001
Pilgrim's Pride Corp. 5.750%, 03/15/25(a)	300,000	279,724
Total		1,723,797
Foreign Agencies 6.4%
Bank of China Ltd. Series REGS, 5.000%, 11/13/24	1,000,000	1,019,080
CNAC HK Finbridge Co., Ltd. 4.125%, 07/19/27	400,000	370,642
Comision Federal de Electricidad 4.875%, 01/15/24	300,000	296,676
Ecopetrol SA 4.125%, 01/16/25	380,000	361,886
Huarong Finance II Co., Ltd. Series EMTN, 5.500%, 01/16/25	300,000	297,745

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
Israel Electric Corp. Ltd. Series 6, 5.000%, 11/12/24(a)	280,000	283,088
KazMunayGas National Co. JSC Series REGS, 5.375%, 04/24/30	300,000	297,891
Perusahaan Listrik Negara PT Series REGS, 4.125%, 05/15/27	440,000	397,826
Petrobras Global Finance BV 7.375%, 01/17/27	680,000	705,589
Petroleos Mexicanos 6.875%, 08/04/26	620,000	617,366
Southern Gas Corridor CJSC Series REGS, 6.875%, 03/24/26	425,000	457,264
Vnesheconombank Via VEB Finance PLC Series REGS, 6.800%, 11/22/25	300,000	295,545
Total		5,400,598
Gaming 2.3%
GLP Capital LP / GLP Financing II, Inc. 5.375%, 04/15/26	140,000	139,139
International Game Technology PLC 6.250%, 02/15/22(a)	570,000	588,312
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc. 5.625%, 05/01/24	580,000	580,868
MGM Resorts International 6.000%, 03/15/23	400,000	405,670
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.500%, 03/01/25(a)	240,000	228,218
Total		1,942,207
Health Care 2.5%
Avantor, Inc. 6.000%, 10/01/24(a)	440,000	439,314
Becton Dickinson and Co. 3.700%, 06/06/27	470,000	440,426
Express Scripts Holding Co. 3.400%, 03/01/27	250,000	229,554
HCA, Inc. 5.375%, 02/01/25	580,000	583,862
Tenet Healthcare Corp. 4.625%, 07/15/24	450,000	433,252
Total		2,126,408

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
9

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2018

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
Healthcare Insurance 1.4%
Centene Corp. 5.625%, 02/15/21	390,000	396,103
Cigna Corp. 3.050%, 10/15/27	450,000	401,926
WellCare Health Plans, Inc. 5.250%, 04/01/25	380,000	379,037
Total		1,177,066
Independent Energy 1.7%
Anadarko Petroleum Corp. 5.550%, 03/15/26	250,000	260,309
Antero Resources Corp. 5.375%, 11/01/21	260,000	260,646
Canadian Natural Resources Ltd. 3.850%, 06/01/27	330,000	313,174
Chesapeake Energy Corp. 8.000%, 12/15/22(a)	300,000	312,731
Whiting Petroleum Corp. 6.625%, 01/15/26	300,000	299,844
Total		1,446,704
Life Insurance 0.6%
American International Group, Inc. 3.900%, 04/01/26	520,000	497,470
Lodging 0.7%
Hilton Domestic Operating Co., Inc. 5.125%, 05/01/26(a)	300,000	293,235
Hyatt Hotels Corp. 4.375%, 09/15/28	300,000	289,490
Total		582,725
Media and Entertainment 1.3%
NetFlix, Inc. 5.875%, 11/15/28(a)	250,000	245,616
Nielsen Finance LLC / Nielsen Finance Co. 5.000%, 04/15/22(a)	490,000	477,526
Univision Communications, Inc. 5.125%, 02/15/25(a)	400,000	366,382
Total		1,089,524

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
Metals and Mining 1.0%
Cleveland-Cliffs, Inc. 5.750%, 03/01/25	450,000	425,341
Novelis Corp. 5.875%, 09/30/26(a)	465,000	438,220
Total		863,561
Midstream 2.2%
Cheniere Corpus Christi Holdings LLC 5.125%, 06/30/27	590,000	577,473
Energy Transfer LP 5.875%, 01/15/24	530,000	556,648
Mplx LP 4.125%, 03/01/27	250,000	238,440
Sabine Pass Liquefaction LLC 5.000%, 03/15/27	300,000	302,732
Williams Co., Inc. (The) 3.750%, 06/15/27	200,000	186,542
Total		1,861,835
Office REIT 0.6%
Boston Properties LP 2.750%, 10/01/26	560,000	502,564
Other Financial Institutions 0.3%
Icahn Enterprises LP / Icahn Enterprises Finance Corp. 6.250%, 02/01/22	250,000	252,664
Packaging 0.4%
Ball Corp. 5.250%, 07/01/25	320,000	322,847
Pharmaceuticals 1.4%
AbbVie, Inc. 3.200%, 05/14/26	455,000	417,328
Bausch Health Cos., Inc. 7.000%, 03/15/24(a)	490,000	513,523
Mylan, Inc. 4.550%, 04/15/28(a)	290,000	269,436
Total		1,200,287
Railroads 0.4%
CSX Corp. 3.250%, 06/01/27	400,000	372,497

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
10

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2018

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
Restaurants 1.0%
1011778 BC ULC / New Red Finance, Inc. 4.250%, 05/15/24(a)	350,000	328,939
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 5.250%, 06/01/26(a)	300,000	294,750
Starbucks Corp. 4.000%, 11/15/28	200,000	194,515
Total		818,204
Sovereign 0.3%
Oman Sovereign Sukuk SAOC Series REGS, 4.397%, 06/01/24	250,000	236,238
Technology 3.9%
Arrow Electronics, Inc. 3.250%, 09/08/24	430,000	401,782
Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.875%, 01/15/27	340,000	312,038
Dell International LLC / EMC Corp. 5.875%, 06/15/21(a)	300,000	304,591
6.020%, 06/15/26(a)	400,000	415,053
Equinix, Inc. 5.375%, 05/15/27	620,000	613,791
First Data Corp. 5.750%, 01/15/24(a)	250,000	251,572
NXP BV / NXP Funding LLC 4.125%, 06/01/21(a)	450,000	447,338
Open Text Corp. 5.875%, 06/01/26(a)	230,000	230,602
Western Digital Corp. 4.750%, 02/15/26	400,000	369,910
Total		3,346,677
Tobacco 0.3%
BAT Capital Corp. 3.557%, 08/15/27(a)	300,000	274,885
Wireless 1.7%
Altice France SA/France 8.125%, 02/01/27(a)	250,000	247,962
Crown Castle International Corp. 3.650%, 09/01/27	370,000	342,553

Corporate Bonds & Notes (continued)

Issue Description	Principal Amount ($)	Value ($)
Sprint Corp. 7.875%, 09/15/23	420,000	448,202
T-Mobile USA, Inc. 6.500%, 01/15/26	400,000	421,602
Total		1,460,319
Wirelines 2.6%
Altice France SA 7.375%, 05/01/26(a)	370,000	354,486
American Tower Corp. 3.550%, 07/15/27	200,000	184,052
AT&T, Inc. 4.300%, 02/15/30(a)	560,000	525,957
CenturyLink, Inc. Series Y, 7.500%, 04/01/24	590,000	617,477
Level 3 Financing, Inc. 5.375%, 08/15/22	540,000	540,003
Total		2,221,975
Total Corporate Bonds & Notes (Cost $44,971,824)		43,469,060

Foreign Government Obligations(b)(c) 22.9%

Issue Description	Principal Amount ($)		Value ($)
Australia Government Bond Series 142, 4.250%, 04/21/26	AUD	972,000	771,445
Brazilian Government International Bond 4.250%, 01/07/25		900,000	872,001
Bundesrepublik Deutschland 0.500%, 02/15/26	EUR	653,000	762,294
Canadian Government Bond 1.000%, 06/01/27	CAD	1,120,000	755,765
Colombia Government International Bond 3.875%, 04/25/27		750,000	714,949
Dominican Republic International Bond Series REGS, 5.950%, 01/25/27		660,000	656,730
Export-Import Bank of India 3.875%, 02/01/28		350,000	321,489
French Republic Government Bond OAT 2.750%, 10/25/27	EUR	568,000	766,261
Hungary Government International Bond 5.750%, 11/22/23		510,000	546,211
Indonesia Government International Bond Series REGS, 4.750%, 01/08/26		890,000	880,134

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
11

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2018

(Percentages represent value of investments compared to net assets)

Foreign Government Obligations(b) (continued)

Issue Description	Principal Amount ($)		Value ($)
Italy Buoni Poliennali Del Tesoro 5.250%, 11/01/29	EUR	580,000	762,939
Japan Government Ten Year Bond Series 350, 0.100%, 03/20/28	JPY	86,600,000	767,554
Kazakhstan Government International Bond Series REGS, 5.125%, 07/21/25		495,000	522,179
Mexico Government International Bond 4.150%, 03/28/27		630,000	601,038
New Zealand Government Bond Series 0427, 4.500%, 04/15/27	NZD	1,019,000	772,528
Norway Government Bond Series 479, 1.750%, 02/17/27(a)	NOK	6,410,000	755,217
Oman Government International Bond 5.625%, 01/17/28		700,000	666,175
Panama Government International Bond 3.875%, 03/17/28		550,000	528,582
Perusahaan Penerbit Sbsn Indonesia III 4.325%, 05/28/25		250,000	242,491
Peruvian Government International Bond 4.125%, 08/25/27		650,000	654,935
Philippine Government International Bond 9.500%, 02/02/30		470,000	676,960
Republic of South Africa Government International Bond 5.875%, 09/16/25		600,000	592,016
Russian Foreign Bond — Eurobond 4.750%, 05/27/26		1,000,000	986,742
7.500%, 03/31/30		103,750	113,413
Sweden Government Bond Series 1059, 1.000%, 11/12/26	SEK	6,660,000	760,381
Swiss Confederation Government Bond 4.000%, 04/08/28	CHF	518,000	710,048
0.500%, 05/27/30	CHF	72,000	74,667
Turkey Government International Bond 7.375%, 02/05/25		960,000	954,255
United Kingdom Gilt 4.250%, 12/07/27	GBP	470,000	752,188
Uruguay Government International Bond 4.375%, 10/27/27		500,000	494,253
Total Foreign Government Obligations (Cost $20,598,639)			19,435,840

U.S. Treasury Obligations 19.0%

Issue Description	Principal Amount ($)	Value ($)
U.S. Treasury Bill 9.1%
2.005%, 11/01/18	2,200,000	2,200,000
2.221%, 12/27/18	450,000	448,460
2.278%, 01/10/19	2,400,000	2,389,649
2.298%, 01/24/19	2,700,000	2,685,852
Total		7,723,961
U.S. Treasury Bond 6.3%
3.375%, 05/15/44	2,470,000	2,458,714
3.750%, 11/15/43	2,680,300	2,837,440
Total		5,296,154
U.S. Treasury Note 3.6%
1.625%, 02/15/26	1,570,000	1,420,489
2.375%, 05/15/27	1,750,000	1,651,793
Total		3,072,282
Total U.S. Treasury Obligations (Cost $16,456,650)		16,092,397

U.S. Government & Agency Obligations 15.0%

Issue Description	Principal Amount ($)	Value ($)
Federal National Mortgage Association 12.2%
3.000%, 11/15/46(d)	3,710,000	3,509,167
3.500%, 11/15/45(d)	1,430,000	1,391,848
4.000%, 09/01/47	1,196,192	1,196,827
4.000%, 03/01/48	2,941,161	2,942,573
4.500%, 11/15/45(d)	1,315,000	1,346,326
Total		10,386,741
Federal Home Loan Mortgage Corporation 2.8%
3.500%, 08/01/47	2,425,866	2,364,414
Total U.S. Government & Agency Obligations (Cost $12,984,944)		12,751,155

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
12

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2018

(Percentages represent value of investments compared to net assets)

Money Market Funds 1.3%

	Shares	Value ($)
Dreyfus Treasury Securities Cash Management, Institutional Shares 2.020%(e)	1,098,888	1,098,888
Total Money Market Funds (Cost $1,098,888)		1,098,888
Total Investments in Securities (Cost $96,110,945)		92,847,340
Other Assets & Liabilities, Net		(7,963,451)
Net Assets		84,883,889

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At October 31, 2018, the net value of these securities amounted to $15,631,463 which represents 18.4% of net assets.

(b)  Principal amounts are shown in United States Dollars unless otherwise noted.

(c)  Principal and interest may not be guaranteed by the government.

(d)  Represents a security purchased on a when-issued basis.

(e)  The rate shown is the seven-day current annualized yield at October 31, 2018.

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Pound Sterling

JPY  Japanese Yen

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

• Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
13

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2018

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2018:

	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	43,469,060	—	43,469,060
Foreign Government Obligations	—	19,435,840	—	19,435,840
U.S. Treasury Obligations	16,092,397	—	—	16,092,397
U.S. Government & Agency Obligations	—	12,751,155	—	12,751,155
Money Market Funds	1,098,888	—	—	1,098,888
Total Investments in Securities	17,191,285	75,656,055	—	92,847,340

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $96,110,945)	$92,847,340
Receivable for:
Interest	1,000,041
Investments sold	15,421
Investments sold on a delayed delivery basis	330,312
Total assets	94,193,114
Liabilities
Payable for:
Investments purchased	2,708,588
Investments purchased on a delayed delivery basis	6,578,691
Investment management fees	21,906
Due to custodian	40
Total liabilities	9,309,225
Net assets applicable to outstanding capital stock	$84,883,889
Represented by:
Paid-in capital	$89,690,783
Total distributable earnings (loss)	(4,806,894)
Total — representing net assets applicable to outstanding capital stock	$84,883,889
Shares outstanding	4,500,050
Net asset value per share	$18.86

The accompanying Notes to Financial Statements are an integral part of these financial statements.

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STATEMENT OF OPERATIONS

For the Year Ended October 31, 2018

Investment Income:
Interest	$3,067,672
Dividend — unaffiliated	26,967
Foreign taxes withheld	(11,869)
Total income	3,082,770
Expenses:
Investment management fees	231,008
Overdraft expense	432
Total expenses	231,440
Fees waived or expenses reimbursed by Investment Manager	(29,402)
Total net expenses	202,038
Net investment income	2,880,732
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,801,919)
Foreign currency transactions	(3,327)
Total realized loss	(1,805,246)
Change in net unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,139,401)
Foreign currency transactions	8,674
Net change unrealized loss on investments and foreign currency transactions	(3,130,727)
Net realized and unrealized loss on investments and foreign currency transactions	(4,935,973)
Net decrease in net assets resulting from operations	$(2,055,241)

The accompanying Notes to Financial Statements are an integral part of these financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Year Ended October 31, 2017(a)
Operations
Net investment income	$2,880,732	$50,875
Net realized loss	(1,805,246)	(641)
Net change in unrealized depreciation	(3,130,727)	(134,675)
Net decrease in net assets resulting from operations	(2,055,241)	(84,441)
Distributions to shareholders	(2,667,212)	—
Shareholder transactions
Proceeds from shares sold	95,062,720	—
Cost of shares redeemed	(35,372,937)	—
Net increase in net assets resulting from shareholder transactions	59,689,783	—
Increase (decrease) in net assets	54,967,330	(84,441)
Net Assets:
Net assets beginning of period	29,916,559	30,001,000 (b)
Net assets at end of period	$84,883,889	$29,916,559
Undistributed net investment income	$263,754	$50,234
Capital stock activity
Shares outstanding, beginning of period	1,500,050	1,500,050
Subscriptions	4,850,000	—
Redemptions	(1,850,000)	—
Shares outstanding, end of period	4,500,050	1,500,050

(a)  Based on operations from October 12, 2017 (fund commencement of operations) through the stated period end.

(b)  Prior to October 12, 2017 (commencement of operations), initial cash of $30,001,000 was contributed.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total Return at Net Asset Value (NAV) is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments, certain derivatives and in-kind transactions, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31, 2018		Year Ended October 31, 2017(a)
Per share data
Net asset value, beginning of period	$19.94		$20.00
Net investment income	0.67		0.03
Net realized and unrealized loss	(1.13)		(0.09)
Total from investment operations	(0.46)		(0.06)
Less distributions to shareholders:
Net investment income	(0.62)		—
Total distribution to shareholders	(0.62)		—
Net asset value, end of period	$18.86		$19.94
Total Return at NAV	(2.32)%		(0.30)%
Ratios to average net assets of:
Expenses, prior to expense reimbursements/waivers(b)	0.28	%(e)	0.28	%(c)
Expenses, net of expense reimbursements/waivers(b)(d)	0.24	%(e)	—	%(c)
Net investment income gain, net of reimbursements/waivers	3.49%		3.10	%(c)
Supplemental data
Net assets, end of period (in thousands)	$84,884		$29,917
Portfolio turnover rate	140%		—%

(a)  The Fund commenced operations on October 12, 2017. Per share data and total return reflect activity from that date.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The ratio includes less than 0.01% for the period ended October 31, 2018 attributed to overdraft expenses which is outside the unitary fee (as defined in Note 3).

The accompanying Notes to Financial Statements are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2018

Note 1. Organization

Columbia Diversified Fixed Income Allocation ETF (the Fund), a series of Columbia ETF Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Trust may issue an unlimited number of shares (without par value).

Fund shares

The market prices of the Fund's shares may differ to some degree from the Fund's net asset value (NAV). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares, each called a "Creation Unit." A Creation Unit consists of 50,000 shares. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement (Authorized Participants) with the Fund's principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Authorized participants may purchase or redeem Fund shares directly from the Fund only in Creation Units. The Fund's shares are also listed on the New York Stock Exchange for which investors can purchase and sell shares on the secondary market through a broker at market prices which may differ from the NAV of the Fund.

Note 2. Summary of significant accounting policies

Basis of preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign currency transactions and translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

To be announced securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage dollar roll transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Delayed delivery securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of net asset value

The NAV per share of the Fund is computed by dividing the value of the net assets of a Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.

Federal income tax status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent accounting pronouncements

Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Accounting Standards Update 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.

Note 3. Investment management fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc., determines which securities will be purchased, held or sold. The investment management fee is a unitary fee paid monthly to the Investment Manager at an annual rate based on the Fund's average daily net assets. In return for this fee, the Investment Manager pays the operating costs and expenses of the Fund other than the following expenses (which will be paid by the Fund): taxes; interest incurred on borrowing by the Fund, if any; brokerage fees and commissions and any other portfolio transaction expenses; interest and fee expense related to the Fund's participation in inverse floater structures; infrequent and/or unusual expenses, including without limitation litigation expenses; distribution and/or service fees; expenses incurred in connection with lending securities; and any other expenses approved by the Board of Trustees. The investment management fee is an annual fee that is equal to 0.28% of the Fund's average daily net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

The Investment Manager contractually agreed to waive the unitary fee in its entirety through January 9, 2018.

Compensation of board members

Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund. The expenses of the compensation of the members of the Board of Trustees that are allocated to the Fund are payable by the Investment Manager.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer's total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.

Distribution and service fees

ALPS Distributors, Inc., (the Distributor) serves as the distributor for the Fund. The Fund has adopted a distribution and service plan (the Distribution Plan). Under the Distribution Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services at the maximum annual rate of 0.25% of average daily net assets of the Fund. No distribution or service fees are currently paid by the Fund or have been approved for payment by the Board of Trustees, however, there are no current plans to impose these fees.

Note 4. Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2018, these differences are primarily due to differing treatments for deferral/reversal of wash sale losses, principal and/or interest of fixed income securities, capital loss carryforwards and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the applicable Fund's net assets in the Statement of Assets and Liabilities.

Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid in capital ($)
(217)	217	—

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31, 2018			Year Ended October 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
2,667,212	—	2,667,212	—	—	—

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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income ($)	Undistributed long term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation (depreciation) ($)
263,537	—	(1,699,308)	(3,371,123)

At October 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
96,218,463	42,849	(3,413,972)	(3,371,123)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

The following capital loss carryforwards, determined at October 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. For the year ended October 31, 2018, capital loss carryforwards were as follows:

2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	1,482,240	217,068	1,699,308	—	—	—

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, if any, aggregated to $170,134,936 and $109,761,938, respectively, for the year ended October 31, 2018, of which $13,649,658 and $7,646,184 were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund will pay a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum.

The Fund had no borrowings during the year ended October 31, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

Note 7. Significant risks

Credit risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

High-yield investments risk

Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Interest rate risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 8. Subsequent events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information regarding pending and settled legal proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
25

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Columbia Funds ETF Trust I and Shareholders of Columbia Diversified Fixed Income Allocation ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Diversified Fixed Income Allocation ETF (one of the funds constituting Columbia Funds ETF Trust I, hereafter referred to as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, and the statement of changes in net assets and the financial highlights for the year ended October 31, 2018 and for the period October 12, 2017 (commencement of operations) through October 31, 2017, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year ended October 31, 2018, and the changes in its net assets and the financial highlights for the year ended October 31, 2018 and for the period October 12, 2017 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2018

We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
27

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.

The Fund reports the following for ordinary income distributions:

Fund
Columbia Diversified Fixed Income Allocation ETF	$2,667,212

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
28

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Trustees as of the date of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Certain Trustees may have served as a Trustee to other Funds in the Columbia Funds Complex prior to the date set forth in the Position Held with the Trusts and Length of Service column. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.

Trustees

Independent trustees

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1953	Trustee since January 2017 for each Trust	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124

Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee since April 2016 for CET I and September 2016 for CET II

Attorney, specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017

			124

Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
29

TRUSTEES AND OFFICERS (continued)

Independent trustees (continued)

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1944	Chair of the Board since January 2018; Trustee since April 2016 for CET I and September 2016 for CET II	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee since April 2016 for CET I and September 2016 for CET II	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee since April 2016 for CET I and September 2016 for CET II	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg 2015-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1950	Trustee since April 2016 for CET I and September 2016 for CET II	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
30

TRUSTEES AND OFFICERS (continued)

Independent trustees (continued)

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee since December 2017 for each Trust	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee since April 2016 for CET I and September 2016 for CET II	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Minor M. Shaw c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1947	Trustee since April 2016 for CET I and September 2016 for CET II	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

Sandra Yeager c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
31

TRUSTEES AND OFFICERS (continued)

Interested trustee not affiliated with Investment Manager*

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1946	Trustee since April 2016 for CET I and September 2016 for CET II	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested trustee affiliated with Investment Manager*

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee and Senior Vice President since April 2016 for CET I and September 2016 for CET II

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

193

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available without charge, upon request by calling 888.800.4347 or visiting columbiathreadneedleetf.com.

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
32

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Funds as of the date of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund officers

Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011-August 2018); officer of Columbia Funds and affiliated funds since 2005.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.

Columbia Diversified Fixed Income Allocation ETF | Annual Report 2018
33

ADDITIONAL INFORMATION

Proxy voting policies and procedures

A description of the Trust's proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and the Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge, by visiting columbiathreadneedleetf.com or searching the website of the Securities and Exchange Commission (the SEC) at sec.gov.

Quarterly schedule of investments

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund's Form N-Q or Form N-PORT is available on the SEC's website at sec.gov. The Fund's complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.

Additional Fund information

For more information about the Fund, please visit columbiathreadneedleetf.com or call 888.800.4347.

Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund distributor
ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

ALPS Distributors, Inc. is not affiliated with Columbia Management Investment Advisers, LLC.

Fund administrator, custodian & transfer agent
The Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 102869

The Bank of New York Mellon Corp. is not affiliated with Columbia Management Investment Advisers, LLC.

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Columbia Diversified Fixed Income Allocation ETF

225 Franklin Street

Boston, MA 02110

Investors should consider the investment objectives, risks, charges and expenses of an exchange-traded fund (ETF) carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about the ETFs, visit columbiathreadneedleetf.com. Read the prospectus and summary prospectus carefully before investing. Columbia Management Investment Advisers, LLC serves as the investment manager to the ETFs. The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC, or its parent company, Ameriprise Financial, Inc.
© 2018 Columbia Management Investment Advisers, LLC.

columbiathreadneedleetf.com

ANN290_10_H01_(12/18)

ANNUAL REPORT

October 31, 2018

COLUMBIA MULTI-SECTOR MUNICIPAL INCOME ETF

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.

Too often, investors change their investment strategy based on something that's happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won't be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.

We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:

Long-term focus

The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.

Discipline through up-and-down markets

Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.

Tax-awareness

Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.

Emotional objectivity

Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.

Education and guidance

The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.

By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.

Sincerely,

Christopher O. Petersen

President, Columbia ETF Trust I

Columbia ETF Trust I is managed by Columbia Management Investment Advisers, LLC and is distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC or its parent company, Ameriprise Financial, Inc.

© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Multi-Sector Municipal Income ETF | Annual Report 2018

Fund at a Glance	2
Understanding Your Fund's Expenses	3
Frequency Distribution of Premiums and Discounts	4
Portfolio of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Trustees and Officers	21
Approval of Investment Management Services Agreement	26
Additional Information	28

Columbia Multi-Sector Municipal Income ETF | Annual Report 2018

FUND AT A GLANCE

Investment objective

Columbia Multi-Sector Municipal Income ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Multi-Sector Municipal Bond Index.

Portfolio management

Catherine Stienstra

Lead Portfolio Manager

Managed Fund since July 2018

Anders Myhran, CFA

Portfolio Manager

Managed Fund since July 2018

Quality breakdown (%) (at October 31, 2018)

AAA rating	6.3
AA rating	32.4
A rating	43.4
BBB rating	8.2
BB rating	8.1
B rating	1.6
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Top ten states/territories (%) (at October 31, 2018)

New York	12.1
Illinois	10.9
Texas	9.8
New Jersey	9.4
Kentucky	8.3
Florida	7.8
Pennsylvania	6.3
North Carolina	4.8
Washington	3.6
Maryland	3.1

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments".

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia Multi-Sector Municipal Income ETF | Annual Report 2018
2

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an initial investment of $1,000 invested at the beginning of the period and held for the period ended October 31, 2018.

Actual expenses

The information under each column in the table below entitled "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled "Expenses Paid for the Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The information under each column in the table entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

May 1, 2018 — October 31, 2018

	Beginning account value ($)		Ending account value ($)			Expenses paid for the period ($)			Annualized expense ratios for the period (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Columbia Multi-Sector Municipal Income ETF	1,000.00	1,000.00	1001.00	(a)	1,023.79	0.17	(a)	1.43	0.28 (a)

(a) Based on operations from October 10, 2018 (commencement of operations) through the stated period end.

Expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non- affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Columbia Multi-Sector Municipal Income ETF | Annual Report 2018
3

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(Unaudited)

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing fund shares. The "Market Price" of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. The following information shows the frequency distributions of premiums and discounts for the Fund.

The information shown for the Fund is for the period from inception date of such Fund through October 31, 2018.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

	Market Price Above or Equal to NAV	Market Price Below NAV
Basis Point Differential	Number of Days	Number of Days
Columbia Multi-Sector Municipal Income ETF October 10, 2018 – October 31, 2018
0 - 49.9	13	3
50 - 99.9	0	0
100 - 199.9	0	0
> 200	0	0
Total	13	3

Columbia Multi-Sector Municipal Income ETF | Annual Report 2018
4

PORTFOLIO OF INVESTMENTS

October 31, 2018

(Percentages represent value of investments compared to net assets)

Investments in Securities

Municipal Bonds 92.4%

Issue Description	Principal Amount ($)	Value ($)
Alaska 0.7%
Alaska Housing Finance Corp. Series D Revenue Bonds 5.000%, 12/01/26	100,000	111,916
Colorado 1.1%
City & County of Denver Co. Airport System Revenue Series A Revenue Bonds 5.000%, 12/01/27	160,000	181,781
Connecticut 0.5%
State of Connecticut Special Tax Revenue Series A Revenue Bonds 5.000%, 01/01/29	75,000	84,610
Florida 7.2%
Brevard County Health Facilities Authority Revenue Bonds 4.000%, 04/01/36	140,000	138,732
City of Gainesville FL Utilities System Revenue Series A Revenue Bonds 5.000%, 10/01/25	100,000	115,008
County of Miami-Dade FL Aviation Revenue Series A Revenue Bonds 5.000%, 10/01/30	100,000	107,184
County of Miami-Dade FL Water & Sewer System Revenue Series B Revenue Bonds 5.250%, 10/01/22	210,000	233,171
Florida Municipal Power Agency Series A Revenue Bonds 5.000%, 10/01/28	125,000	142,457
Palm Beach County School District Series B Revenue Bonds 5.000%, 08/01/28	170,000	197,894
Volusia County School Board Series B Revenue Bonds 5.000%, 08/01/30	200,000	220,366
Total Florida		1,154,812
Georgia 1.4%
State of Georgia Series A-2 4.000%, 02/01/26	215,000	230,502

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
Hawaii 1.4%
State of Hawaii Series EO 5.000%, 08/01/26	200,000	225,320
Illinois 10.0%
Chicago Board of Education 4.780%, 12/01/29, Series A	185,000	111,109
5.250%, 12/01/39, Series C	235,000	236,074
Chicago O'Hare International Airport Series B Revenue Bonds 5.000%, 01/01/28	160,000	177,685
City of Chicago IL Wastewater Transmission Revenue Series C Revenue Bonds 5.000%, 01/01/24	230,000	251,889
Illinois Finance Authority Revenue Bonds 4.000%, 01/01/25	200,000	215,740
4.125%, 11/15/37, Series A	235,000	230,227
Illinois State Toll Highway Authority Series A Revenue Bonds 4.000%, 12/01/31	210,000	216,479
Will County Community High School District No 210 Lincoln-Way Series B 4.850%, 01/01/31	300,000	167,178
Total Illinois		1,606,381
Kansas 1.5%
Kansas Development Finance Authority Series A Revenue Bonds 5.000%, 11/15/32	225,000	240,521
Kentucky 7.7%
Kentucky Turnpike Authority Series B Revenue Bonds 5.000%, 07/01/26	160,000	181,669
Louisville & Jefferson County Metropolitan Sewer District Series A Revenue Bonds 5.000%, 05/15/28	460,000	497,821
Louisville/Jefferson County Metropolitan Government Series A Revenue Bonds 4.000%, 10/01/35	235,000	228,401
5.000%, 10/01/30	290,000	319,032
Total Kentucky		1,226,923

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia Multi-Sector Municipal Income ETF | Annual Report 2018
5

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2018

(Percentages represent value of investments compared to net assets)

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
Maryland 2.8%
County of Frederick Series A Revenue Bonds 5.000%, 09/01/32(a)	75,000	79,152
County of Howard Series B 5.000%, 02/15/28	225,000	262,701
Maryland Economic Development Corp. Series A Revenue Bonds 5.000%, 03/31/24	105,000	110,067
Total Maryland		451,920
Massachusetts 1.0%
Massachusetts Development Finance Agency Series I Revenue Bonds 5.000%, 07/01/36	150,000	160,109
Michigan 1.8%
Michigan Finance Authority Series A Revenue Bonds 3.125%, 12/01/35	100,000	89,590
Michigan State Housing Development Authority Series C Revenue Bonds 3.900%, 12/01/33	200,000	199,418
Total Michigan		289,008
Missouri 2.2%
Lees Summit Industrial Development Authority Series A Revenue Bonds 5.000%, 08/15/32	150,000	149,268
Missouri Joint Municipal Electric Utility Commission Series A Revenue Bonds 4.000%, 12/01/32	100,000	102,689
St Louis County Industrial Development Authority Revenue Bonds 5.000%, 09/01/32	100,000	100,597
Total Missouri		352,554
New Jersey 8.7%
New Jersey Economic Development Authority Revenue Bonds 5.000%, 03/01/26, Series NN	260,000	276,261
5.000%, 03/01/25, Series NN	300,000	319,662

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
5.500%, 06/15/29, Series BBB	195,000	216,210
5.500%, 09/01/27, Series N-1	120,000	138,360
New Jersey Health Care Facilities Financing Authority Series A Revenue Bonds 4.000%, 07/01/32	225,000	231,840
New Jersey Turnpike Authority Series A Revenue Bonds 5.250%, 01/01/30	170,000	203,974
Total New Jersey		1,386,307
New York 11.1%
City of New York 5.000%, 08/01/25, Series J	115,000	127,627
5.000%, 08/01/22, Series C	200,000	219,298
Metropolitan Transportation Authority Revenue Bonds 5.000%, 11/15/26, Series A2	275,000	314,014
5.000%, 11/15/24, Series C	200,000	224,246
New York City Housing Development Corp. Series G-2-A Revenue Bonds 2.000%, 11/01/57	100,000	98,619
New York State Dormitory Authority Series A Revenue Bonds 5.000%, 07/01/26	300,000	333,027
Port Authority of New York & New Jersey Series 207 Revenue Bonds 5.000%, 09/15/25	115,000	130,342
Triborough Bridge & Tunnel Authority Revenue Bonds 5.000%, 11/15/25, Series A	155,000	171,546
5.000%, 11/15/28, Series C-1	140,000	165,878
Total New York		1,784,597
North Carolina 4.4%
Charlotte-Mecklenburg Hospital Authority (The) Series A Revenue Bonds 5.000%, 01/15/30	180,000	194,844
County of New Hanover Revenue Bonds 5.000%, 10/01/29	230,000	260,988

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia Multi-Sector Municipal Income ETF | Annual Report 2018
6

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2018

(Percentages represent value of investments compared to net assets)

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
North Carolina Medical Care Commission Series A Revenue Bonds 5.000%, 10/01/31	230,000	249,297
Total North Carolina		705,129
Ohio 2.3%
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds 5.000%, 06/01/23	200,000	222,988
Southeastern Ohio Port Authority Revenue Bonds 5.500%, 12/01/43	135,000	138,914
Total Ohio		361,902
Oklahoma 2.1%
Grand River Dam Authority Series A Revenue Bonds 5.000%, 06/01/30	200,000	227,390
Oklahoma Turnpike Authority Series A Revenue Bonds 3.750%, 01/01/33	100,000	100,279
Total Oklahoma		327,669
Pennsylvania 5.9%
Chambersburg Area Municipal Authority Revenue Bonds 5.500%, 10/01/33	150,000	147,657
Chester County Health & Education Facilities Authority Revenue Bonds 4.250%, 11/01/32	100,000	90,847
Delaware Valley Regional Finance Authority Revenue Bonds 5.750%, 07/01/32	100,000	122,888
Hospitals & Higher Education Facilities Authority of Philadelphia (The) Revenue Bonds 5.000%, 07/01/33	100,000	105,666
Pennsylvania Turnpike Commission Series B-2 Revenue Bonds 5.000%, 06/01/28	200,000	224,428
Philadelphia Authority For Industrial Development Series 2015 Revenue Bonds 5.000%, 04/01/33	225,000	247,997
Total Pennsylvania		939,483

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
South Carolina 1.7%
Charleston Educational Excellence Finance Corp. Revenue Bonds 5.000%, 12/01/26	250,000	278,135
Texas 9.1%
City of Houston TX Combined Utility System Revenue Series B Revenue Bonds 5.000%, 11/15/27	130,000	150,184
New Hope Cultural Education Facilities Finance Corp. Series A Revenue Bonds 4.000%, 08/15/40	225,000	223,798
North Texas Tollway Authority Series B Revenue Bonds 5.000%, 01/01/27	530,000	596,681
5.000%, 01/01/24	235,000	257,341
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds 5.000%, 05/15/37	100,000	102,056
5.000%, 11/15/29, Series A	110,000	123,362
Total Texas		1,453,422
Utah 0.7%
Salt Lake City Corp. Airport Revenue Series A Revenue Bonds 5.000%, 07/01/30	100,000	112,700
Virginia 1.6%
City of Richmond VA Public Utility Revenue Revenue Bonds 5.000%, 01/15/27	220,000	253,233
Washington 3.3%
State of Washington Series R-2012C 5.000%, 07/01/23	225,000	246,105
Washington Health Care Facilities Authority Series B Revenue Bonds 5.000%, 10/01/29	250,000	287,640
Total Washington		533,745

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia Multi-Sector Municipal Income ETF | Annual Report 2018
7

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2018

(Percentages represent value of investments compared to net assets)

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
West Virginia 1.0%
West Virginia Economic Development Authority Series A Revenue Bonds 5.000%, 06/01/29	150,000	161,880

Municipal Bonds (continued)

Issue Description	Principal Amount ($)	Value ($)
Wisconsin 1.2%
State of Wisconsin Series 3 5.000%, 11/01/23	170,000	186,711
Total Municipal Bonds (Cost $14,812,364)		14,801,270
Total Investments in Securities (Cost $14,812,364)		14,801,270
Other Assets & Liabilities, Net		1,213,173
Net Assets		16,014,443

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At October 31, 2018, the net value of these securities amounted to $79,152 which represents 0.5% of net assets.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

• Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia Multi-Sector Municipal Income ETF | Annual Report 2018
8

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2018

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2018:

	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Municipal Bonds	—	14,801,270	—	14,801,270

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia Multi-Sector Municipal Income ETF | Annual Report 2018
9

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $14,812,364)	$14,801,270
Cash	227,387
Receivable for:
Capital shares sold	1,003,332
Interest	184,989
Total assets	16,216,978
Liabilities
Payable for:
Investments purchased	200,000
Investment management fees	2,535
Total liabilities	202,535
Net assets applicable to outstanding capital stock	$16,014,443
Represented by:
Paid-in capital	$16,004,332
Total distributable earnings (loss)	10,111
Total — representing net assets applicable to outstanding capital stock	$16,014,443
Shares outstanding	800,050
Net asset value per share	$20.02

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia Multi-Sector Municipal Income ETF | Annual Report 2018
10

STATEMENT OF OPERATIONS

For the period from October 10, 2018 (commencement of operations) through October 31, 2018

Investment Income:
Interest — unaffiliated issuers	$23,740
Total income	23,740
Expenses:
Investment management fees	2,535
Net investment income	21,205
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	—
Total realized gain	—
Change in net unrealized depreciation on:
Investments — unaffiliated issuers	(11,094)
Net change unrealized loss on investments	(11,094)
Net realized and unrealized loss on investments	(11,094)
Net increase in net assets resulting from operations	$10,111

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia Multi-Sector Municipal Income ETF | Annual Report 2018
11

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2018(a)
Operations
Net investment income	$21,205
Net change in unrealized depreciation	(11,094)
Net increase in net assets resulting from operations	10,111
Shareholder transactions
Proceeds from shares sold	1,003,332
Net increase in net assets resulting from shareholder transactions	1,003,332
Increase in net assets	1,013,443
Net Assets:
Net assets beginning of period	15,001,000
Net assets at end of period	$16,014,443
Undistributed net investment income	$21,205
Capital stock activity
Shares outstanding, beginning of period	750,050
Subscriptions	50,000
Shares outstanding, end of period	800,050

(a)  Based on operations from October 10, 2018 (fund commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia Multi-Sector Municipal Income ETF | Annual Report 2018
12

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total Return at Net Asset Value (NAV) is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments, certain derivatives and in-kind transactions, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31, 2018(a)
Per share data
Net asset value, beginning of period	$20.00
Net investment income	0.03
Net realized and unrealized loss	(0.01)
Total from investment operations	0.02
Net asset value, end of year	$20.02
Total Return at NAV	0.10%
Ratios to average net assets of:
Expenses, prior to expense reimbursements/waivers(b)	0.28	%(c)
Expenses, net of expense reimbursements/waivers(b)	0.28	%(c)
Net investment income gain, net of reimbursements/waivers	2.34	%(c)
Supplemental data
Net assets, end of period (in thousands)	$16,014
Portfolio turnover rate	48%

(a)  The Fund commenced operations on October 10, 2018. Per share data and total return reflect activity from that date.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia Multi-Sector Municipal Income ETF | Annual Report 2018
13

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

Note 1. Organization

Columbia Multi-Sector Municipal Income ETF (the Fund), a series of Columbia ETF Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Trust may issue an unlimited number of shares (without par value).

On October 5, 2018, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc (Ameriprise Financial), invested $1,000 of cash in the Fund, which represented the initial capital for the Fund at $20 per share. On October 9, 2018, the Investment Manager invested $10,000,000 of cash and Wells Fargo invested $5,000,000 of cash in the Fund at $20 per share. Shares of the Fund were first offered to the public on October 10, 2018.

These financial statements cover the period from October 10, 2018 (commencement of operations) through October 31, 2018. All references to the year ended October 31, 2018, refer to the period from October 10, 2018 through October 31, 2018.

Fund shares

The market prices of the Fund's shares may differ to some degree from the Fund's net asset value (NAV). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares, each called a "Creation Unit." A Creation Unit consists of 50,000 shares. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement (Authorized Participants) with the Fund's principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Authorized participants may purchase or redeem Fund shares directly from the Fund only in Creation Units. The Fund's shares are also listed on the New York Stock Exchange for which investors can purchase and sell shares on the secondary market through a broker at market prices which may differ from the NAV of the Fund.

Note 2. Summary of significant accounting policies

Basis of preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Columbia Multi-Sector Municipal Income ETF | Annual Report 2018
14

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of net asset value

The NAV per share of the Fund is computed by dividing the value of the net assets of a Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.

Federal income tax status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Distributions to shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Columbia Multi-Sector Municipal Income ETF | Annual Report 2018
15

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

Guarantees and indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent accounting pronouncements

Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Accounting Standards Update 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.

Note 3. Investment management fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc., determines which securities will be purchased, held or sold. The investment management fee is a unitary fee paid monthly to the Investment Manager at an annual rate based on the Fund's average daily net assets. In return for this fee, the Investment Manager pays the operating costs and expenses of the Fund other than the following expenses (which will be paid by the Fund): taxes; interest incurred on borrowing by the Fund, if any; brokerage fees and commissions and any other portfolio transaction expenses; interest and fee expense related to the Fund's participation in inverse floater structures; infrequent and/or unusual expenses, including litigation expenses; distribution and/or service fees; expenses incurred in connection with lending securities; and any other expenses approved by the Board of Trustees. The investment management fee is an annual fee that is equal to 0.28% of the Fund's average daily net assets.

Compensation of board members

Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan

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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

constitute a general unsecured obligation of the Fund. The expenses of the compensation of the members of the Board of Trustees that are allocated to the Fund are payable by the Investment Manager.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer's total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.

Distribution and service fees

ALPS Distributors, Inc., (the Distributor) serves as the distributor for the Fund. The Fund has adopted a distribution and service plan (the Distribution Plan). Under the Distribution Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services at the maximum annual rate of 0.25% of average daily net assets of the Fund. No distribution or service fees are currently paid by the Fund or have been approved for payment by the Board of Trustees, however, there are no current plans to impose these fees.

Note 4. Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

To the extent these differences are permanent, reclassifications are made among the components of the applicable Fund's net assets in the Statement of Assets and Liabilities.

Temporary differences do not require reclassifications. The Fund did not have any permanent differences; therefore no reclassifications were made to the Statement of Assets and Liabilities.

For the year ended October 31, 2018, there were no distributions.

At October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income ($)	Undistributed tax-exempt income ($)	Capital loss carryforwards ($)	Net unrealized appreciation (depreciation) ($)
72	21,133	—	(11,094)

At October 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
14,812,364	25,608	(36,702)	(11,094)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

Note 5. Portfolio information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, if any, aggregated to $20,006,138 and $5,185,000, respectively, for the year ended October 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund will pay a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum.

The Fund had no borrowings during the year ended October 31, 2018.

Note 7. Significant risks

Credit risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest rate risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Municipal securities risk

Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state's (state and its instrumentalities') financial, economic or other condition and prospects.

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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2018

Note 8. Subsequent events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information regarding pending and settled legal proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Columbia Funds ETF Trust I and Shareholders of Columbia Multi-Sector Municipal Income ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Multi-Sector Municipal Income ETF (one of the funds constituting Columbia Funds ETF Trust I, hereafter referred to as the "Fund") as of October 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 10, 2018 (commencement of operations) through October 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the period October 10, 2018 (commencement of operations) through October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2018

We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.

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TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Trustees as of the date of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Certain Trustees may have served as a Trustee to other Funds in the Columbia Funds Complex prior to the date set forth in the Position Held with the Trusts and Length of Service column. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.

Trustees

Independent trustees

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1953	Trustee since January 2017 for each Trust	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124

Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee since April 2016 for CET I and September 2016 for CET II

Attorney, specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017

			124

Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017

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TRUSTEES AND OFFICERS (continued)

Independent trustees (continued)

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1944	Chair of the Board since January 2018; Trustee since April 2016 for CET I and September 2016 for CET II	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee since April 2016 for CET I and September 2016 for CET II	President, Springboard – Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee since April 2016 for CET I and September 2016 for CET II	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg 2015-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1950	Trustee since April 2016 for CET I and September 2016 for CET II	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010

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TRUSTEES AND OFFICERS (continued)

Independent trustees (continued)

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee since December 2017 for each Trust	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	122	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee since April 2016 for CET I and September 2016 for CET II	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Minor M. Shaw c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1947	Trustee since April 2016 for CET I and September 2016 for CET II	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

Sandra Yeager c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	122	Director, NAPE Education Foundation since October 2016

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TRUSTEES AND OFFICERS (continued)

Interested trustee not affiliated with Investment Manager*

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1946	Trustee since April 2016 for CET I and September 2016 for CET II	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested trustee affiliated with Investment Manager*

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee and Senior Vice President since April 2016 for CET I and September 2016 for CET II

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

193

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available without charge, upon request by calling 888.800.4347 or visiting columbiathreadneedleetf.com.

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TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Funds as of the date of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund officers

Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011-August 2018); officer of Columbia Funds and affiliated funds since 2005.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.

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APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Multi-Sector Municipal Income ETF (the ETF). Under an investment management services agreement (the IMS Agreement), Columbia Threadneedle provides investment advice and other services to the ETF and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The ETF's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered approval of the IMS Agreement. At the June Meeting, independent legal counsel to the Independent Trustees (Independent Legal Counsel) reviewed with the Independent Trustees various factors relevant to the Board's consideration of the IMS Agreement and the Board's legal responsibilities related to such consideration. The Board took into account the variety of written materials and oral presentations it received at the June Meeting and at its April 16-18, 2018 Meeting (April Meeting) in connection with its evaluation of the services proposed to be provided by Columbia Threadneedle. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to approve the IMS Agreement. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the IMS Agreement.

Nature, extent and quality of services provided by Columbia Threadneedle

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel, including the firm's experience with the existing ETFs as well as other passively managed funds. The Independent Trustees also discussed the compliance program of Columbia Threadneedle, and observed that the program had previously been reviewed by the ETF's Chief Compliance Officer (CCO) and the Independent Trustees. The Independent Trustees also recalled its review of the financial condition of Columbia Threadneedle and its ability to carry out its responsibilities under the IMS Agreement.

In connection with the Independent Trustees' evaluation of the overall package of services to be provided by Columbia Threadneedle to the ETF, they considered the oversight of the administrative and transfer agency services to be provided by The Bank of New York Mellon (BNY) (which was previously discussed with respect to its services currently being provided to the existing ETFs). It was observed that management currently oversees the relationship with BNY, as BNY also provides administrative and transfer agency services to the other Columbia ETFs overseen by the Board under substantially identical agreements.

The Independent Trustees also discussed the acceptability of the terms of the IMS Agreement, including the relatively broad scope of services required to be performed.

Investment performance

The Trustees noted that a review of investment performance is a key factor in evaluating the nature, extent and quality of services provided under investment management agreements. It was noted that since the ETF had not yet commenced operations, it does not have its own track record as of yet. They observed though the back-tested positive performance of the Fund's newly constructed index (the Index) provided at the April Meeting, the performance of which is sought to be replicated by the ETF.

The Independent Trustees also observed the passive nature of the ETF, the development of the ETF's Index, that the objective of the ETF is to seek investment results that, before fees and expenses, closely correspond to the performance of the Index, and that there will be full disclosure to the market of the composition of the Index and any changes thereto.

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APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Based on the foregoing, and based on other information received (both oral and written), the Trustees concluded that Columbia Threadneedle is in a position to provide a high quality and level of service to the ETF.

Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the ETF

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board observed management's discussion of the custom peer universe consisting of other Strategic Beta ETFs. In considering the proposed level of fees under the IMS Agreement, the Trustees accorded particular weight to the unified/all-inclusive fee structure proposed for the ETF. In this regard, they observed that many of the potential competitors of the ETF have adopted similar unified/all-inclusive fee structures. The Trustees observed that the proposed fee rate for the ETF is appropriate given the ETF's design. It was further observed that any 12b-1 fees to be paid by the ETF would fall outside the unified fee.

The Trustees considered the expected profitability of Columbia Threadneedle in connection with the ETF. They noted that the fees to be paid by the ETFs should permit Columbia Threadneedle to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Trustees observed management's representation that it does not expect any meaningful profitability to be generated from the ETF in the first few years of operations. The Trustees recalled the earlier review at the full Board Meeting of Columbia Threadneedle's profitability from other retail Funds and the full Board's conclusion that the profitability levels were reasonable.

Economies of scale to be realized

The Board also considered the economies of scale that may be realized by Columbia Threadneedle and its affiliates as the ETF grows and took note of the extent to which shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for a unified fee level that does not include pre-established breakpoints, and management's observation that the ETF fee structures often do not include breakpoints due to the more volatile nature of their inflows/outflows. Based on these and other considerations, including that the ETF was newly organized, the Trustees generally concluded that it was premature to consider any economies of scale for the ETF.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the proposed investment management services fees were fair and reasonable in light of the extent and quality of services expected to be provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the IMS Agreement.

Columbia Multi-Sector Municipal Income ETF | Annual Report 2018
27

ADDITIONAL INFORMATION

Proxy voting policies and procedures

A description of the Trust's proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and the Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge, by visiting columbiathreadneedleetf.com or searching the website of the Securities and Exchange Commission (the SEC) at sec.gov.

Quarterly schedule of investments

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund's Form N-Q or Form N-PORT is available on the SEC's website at sec.gov. The Fund's complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.

Additional Fund information

For more information about the Fund, please visit columbiathreadneedleetf.com or call 888.800.4347.

Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund distributor
ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

ALPS Distributors, Inc. is not affiliated with Columbia Management Investment Advisers, LLC.

Fund administrator, custodian & transfer agent
The Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 102869

The Bank of New York Mellon Corp. is not affiliated with Columbia Management Investment Advisers, LLC.

Columbia Multi-Sector Municipal Income ETF | Annual Report 2018
28

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Columbia Multi-Sector Municipal Income ETF | Annual Report 2018
29

Columbia Multi-Sector Municipal Income ETF

225 Franklin Street

Boston, MA 02110

Investors should consider the investment objectives, risks, charges and expenses of an exchange-traded fund (ETF) carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about the ETFs, visit columbiathreadneedleetf.com. Read the prospectus and summary prospectus carefully before investing. Columbia Management Investment Advisers, LLC serves as the investment manager to the ETFs. The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC, or its parent company, Ameriprise Financial, Inc.
© 2018 Columbia Management Investment Advisers, LLC.

columbiathreadneedleetf.com

ANN303_10_H01_(12/18)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, Brian J. Gallagher and Catherine James Paglia , each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Ms. Carlton, Mr. Gallagher and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the five series of the registrant whose reports to stockholders are included in this annual filing. Fee information for fiscal year end 2018 includes fees one fund that commenced operations during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2018 and October 31, 2017 are approximately as follows:

2018	2017
$60,300	$43,900

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2018 and October 31, 2017 are approximately as follows:

2018	2017
$0	$1,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal year2017, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended October 31, 2018 and October 31, 2017, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2018 and October 31, 2017 are approximately as follows:

2018	2017
$32,800	$20,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended October 31, 2018 and October 31, 2017, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2018 and October 31, 2017 are approximately as follows:

2018	2017
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended October 31, 2018 and October 31, 2017, there were no Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2018 and 2017 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2018 and October 31, 2017 are approximately as follows:

2018	2017
$32,900	$22,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. The Board’s independent Trustees, Pamela G. Carlton,  Brian J. Gallagher and Catherine James Paglia are all members of the Audit Committee.

(b) Not Applicable.

Item 6. Investments.

(a)               Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)                  Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3)      Not applicable.

(b)                                 Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Columbia ETF Trust I

By (Signature and Title)*	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	12/20/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	12/20/2018

By (Signature and Title)*	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	12/20/2018

* Print the name and title of each signing officer under his or her signature.